                       SunAmerica
                           The Retirement Specialist


          EQUITY FUNDS
              1999 Annual Report



                                                Balanced Assets Fund
                                                 Blue Chip Growth Fund
                                                  Growth Opportunities Fund
                                                   Small Company Growth
                                                    Fund Growth and Income Fund
                                                     "Dogs" of Wall Street Fund

[LOGO]SunAmerican
      Mutual Funds

SunAmerica Equity Funds Annual Report

     From the SunAmerica Domestic Equity Investment Team

     Donna Calder

     Brian Clifford

     Jeff Easter

     Francis Gannon

     Soohwan Kim

     Richard Murphy

     Heather Rice

     Dear Shareholders:

       As the year draws to a close and Year 2000 approaches, the strength of SunAmerica's equity team is clearly evident. The 12 months ending September 30, 1999 produced dramatic returns for both the SunAmerica Equity Funds and the market in general as five of the six funds outperformed their peers. In difficult environment, the strong stock-picking skills of SunAmerica's portfolio managers proved critical during the success of the SunAmerica Equity Funds, that followed the market low of October 8, 1998.

     Market Review

       During the 12 month period, volatility due to interest rate movements, inflation fears and global economic recovery dominated the equity scene. Moreover, the market remained incredibly narrow throughout the year. Only four stocks accounted for more than half of the S&P 500's performance in the first nine months of 1999. Eleven stocks accounted for 100% of the performance, with all but three of the top eleven index contributors being technology stocks. That said, the first half of the year was markedly different from the second in most other respects.

       During the first half, equities in general were strong. The stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. The Dow Jones Industrial Average rose to new highs, passing the 10,000 milestone and then the 11,000 level quickly thereafter. Both the NASDAQ and S&P 500 Indices also closed in record territory. Still, investors' preference for larger, more liquid names remained. The market recovery was particularly apparent in the sharp improvement of technology-related stocks.

       In contrast, equities overall produced lackluster performance during the second half of the Funds' fiscal year. The market broadened somewhat after economic data showed that the worst of the global financial crisis was apparently over. This improving environment and the low valuations of value-oriented, small-cap and mid-cap stocks propelled the re-emergence of these stocks during both April and May.

       During this time, U.S. economic growth remained strong, but fear of increasing inflation sparked two interest rate hikes. The Fed raised rates a total of 0.50% in June and August to counter tight labor markets and potential production shortages, higher global growth and commodity prices, and high domestic consumption. These rate hikes and potential Y2K concerns seemed to temper the U.S. equity markets for the second half of the fiscal year. During these six months:

         . The S&P 500 Index returned just 0.36%.

         . The Russell 2000 Index returned 8.25%.

     Market Outlook

       Looking ahead, we maintain a positive outlook for the equity markets. Volatility in the markets will no doubt continue. However, we anticipate moderate U.S. GDP growth of 3% to 3.5% and low inflation of 2% to 2.5%. At the same time, we believe the economy may slow early next year and we will watch for:

         . Wage Inflation. The labor markets are very tight, which could increase wage pressures. However, we believe corporate restructuring and the accompanying job insecurity continue to discourage these pressures.

         . Stronger Global Growth. Synchronized economic growth abroad may create supply shortages and higher prices in the U.S. However, we believe this is unlikely because the global markets have not fully recovered yet. Also, we expect the Federal Reserve Board will monitor inflation closely. In our opinion, any further tightening by the Fed in the months ahead would be limited at most.

         . External Factors. Y2K preparedness and the upcoming election's focus on healthcare, divided government, surplus spending, and tax cuts may impact the U.S. equity markets.

       Given these conditions, we intend to position your Funds' portfolios to capitalize on the areas of strength we believe will emerge in the first half of 2000.

     SunAmerica Balanced Assets Fund

     Performance
             SunAmerica Balanced Assets Fund significantly outperformed its category average for the annual period and ranked in the top 10% of its peers for both its one-year and three-year performance through the end of the third calendar quarter, according to Lipper Analytical Services. SunAmerica Balanced Assets Class A returned 22.11% compared to 12.56% for its Lipper peer category for the twelve months ending September 30, 1999. Its benchmarks, the S&P 500 Index and the Lehman Intermediate Government Index, returned 27.80% and 0.63%, respectively, for the same period. (Returns do not reflect the impact of sales charges.)

             Your Fund's strong performance was primarily attributable to a higher exposure to equities than the traditional balanced fund and to a neutral to the Index duration in its fixed income allocation. Specifically, the Fund had 61.2% of its assets invested in equities on September 30th, as compared to about 55% held in a typical balanced fund. Successful sector allocation overweightings in technology and energy stocks also enhanced performance during the annual period.




       SunAmerica Balanced Assets Fund

                 [BAR CHART]

SunAmerica Balanced Asset Fund*           22.11%
Lipper Balanced Catergory                 12.56%
Blended Index                             15.57%

                                              Average Annual Returns

                                                                          Return
                                                                           Since
                                                                         Inception
                                                     1 yr   3 yr   5 yr  (9/24/93)
                                                    ------ ------ ------ ---------
                           A Shares
                            At Net Asset Value..... 22.11% 18.55% 17.35%  14.39%
                           A Shares
                            With Maximum
                            Sales Charge........... 15.09% 16.23% 15.96%  13.27%



                                    Past performance is no guarantee of future results.
                                    * Does not include sales charge.

     Portfolio Review

             In the technology sector, strong stock selection was key, as several of the Fund's top holdings were also the S&P 500 Index's top performers. These included Cisco Systems, EMC, Intel, IBM, Microsoft, Lucent Technologies and Texas Instruments. We continued to focus in this sector on telecommunications-oriented companies and on companies that support the build out of the Internet such as those specializing in software, memory, and data storage. We also increased our allocation to semiconductor companies in the third calendar quarter, as we believe these engines driving personal computers should continue to do well as the global economy strengthens and as increased demand boosts unit growth.

             Anticipating the recovery in oil prices, we overweighted the Fund's allocation in energy stocks. When oil prices started to rise in the spring of 1999, the portfolio benefited from its domestic and international oil service and oil company holdings, such as Schlumberger, Halliburton, Baker-Hughes, Royal Dutch, Texaco and Mobil.

             We reduced the Fund's allocation to the healthcare sector from an overweighted to an underweighted position, as pharmaceuticals came under significant pressure. We kept companies like Warner-Lambert and Shering Plough with positive outlooks, but sold, at a profit, others with less favorable prospects. We increased our biotechnology positions, such as Amgen and Biogen, which performed well.

             We decreased the Fund's holdings in the financial services sector, based on pure valuation analysis. In this sector, we focused on credit card companies, such as Citicorp and Capital One Financial; on super-regional banks, such as Summit Bancorp; and on large money center banks and financial services companies that had done well after significant merger and acquisition activity, such as Chase Manhattan Corp., Wells Fargo, and Morgan Stanley Dean Witter.

             On the fixed income side, we maintained a conservative strategy. First, we moved the Fund's duration from a longer-than-benchmark position to a neutral duration when the Federal Reserve Board shifted its bias in mid-May toward raising interest rates. This benefited Fund performance. We also increased your Fund's allocation to U.S. Government securities to take advantage of higher yields. The 30-year Treasury bond yield, for example, moved up more than 1.50% to 6.27% over the twelve month period. In addition to Treasuries, the Fund remained invested in conservative, high quality investment grade corporate bonds.

     Winners and Losers

             Besides the many winners mentioned in the Portfolio Review section, CBS, Liberty Media, American Express, Home Depot, Johnson & Johnson, and General Electric were also top performers.

             On the flip side, Philip Morris, the large conglomerate, continued to be besieged by the fall-out from the non-favorable tobacco settlement. We reduced the Fund's position in this stock. Other challenged stocks were Oakley, a sunglass and sneaker manufacturer, and First Union and BankAmerica in the financial services sector. AT&T and MCI WorldCom were disappointments, but we added to these holdings, as we continue to believe in these companies' leadership positions within the telecommunications sector. In fact, each of these stocks produced only unrealized losses. The fund continues to hold these names because we believe the fundamentals of each of these companies remain favorable.

     SunAmerica Blue Chip Growth Fund

     Performance

             The SunAmerica Blue Chip Growth Fund outperformed both the S&P 500 Index and its peers for the twelve months ending September 30, 1999. SunAmerica Blue Chip Growth Class A posted a cumulative return of 36.29% compared to 27.74% for its Lipper category and 27.80% for the S&P 500 Index. (Returns do not reflect the impact of sales charges.) The Fund ranked in the top 7% of its peers for its twelve-month performance through the end of the third calendar quarter, according to Lipper Analytical Services.


                                    [CHART]

         SunAmerica Blue Chip Growth Fund (10-1-98 through 9-30-99)
              SunAmerica Blue Chip Growth Fund*   36.29%
              Lipper Large-Cap Core Category      27.74%
              S&P 500 Index                       27.80%

                                              Average Annual Returns

                                                                          Return
                                                                           Since
                                                                         Inception
                                                    1 yr   3 yr   5 yr   (9/24/93)
                                                    -----  -----  -----  ---------
                           A Shares
                            At Net Asset Value..... 36.29% 23.95% 21.34%   17.35%
                           A Shares
                            With Maximum Sales
                            Charge................. 28.45% 21.53% 19.91%   16.20%

                                    Past performance is no guarantee of future results.
                                    * Does not include sales charge.


     Portfolio Review

             Your Fund primarily benefited from significantly overweighting the technology and energy sectors and from concentrating the portfolio's number of holdings to capitalize on the lack of market breadth. As of September 30, 1999, the portfolio held 71 names.

             Within your Fund's overweighted technology position, we concentrated on growth-oriented Internet stocks such as Yahoo! and Lycos. We also focused on the strong relationship between telecommunications and semiconductors, benefiting from such names as Micron, Texas Instruments, Intel, Nokia and Motorola.

             Anticipating the recovery in oil prices, we overweighted the Fund's allocation in energy. When oil prices did start to rise in the spring of 1999, the portfolio benefited from its domestic and international oil service and oil company holdings, such as Schlumberger, Halliburton, Baker-Hughes, Royal Dutch and Mobil.

             We reduced the Fund's allocation to the healthcare sector from an overweighted to an underweighted position, as pharmaceuticals came under significant pressure. Within this sector, we focused on biotechnology positions such as Amgen and Biogen, which performed well. We also moved the Fund's portfolio from an overweighted to a neutral weighted position in the financial services sector, based on pure valuation analysis. The Fund benefited from its media holdings, such as CBS, General Electric, and Time Warner, and limited its exposure to cyclicals, with Alcoa and Georgia Pacific our two primary holdings in this sector.

             Consistent with our approach of seeking high quality stocks, we purchased Best Buy and Tandy during the fiscal year. We believe your Fund will benefit from the growing popularity of electronics within the retailing sector, as innovations as DVD, DIVX, and others become dominant trends in home entertainment.

             We kept between 5% and 10% of the Fund's assets in cash to opportunistically capitalize on periodic market imbalances or specific stock weaknesses.

     Winners and Losers

             In addition to those companies named above, top performers for this Fund included QUALCOMM, Clear Channel Communications, and Comcast. We sold Mattel at a profit thanks to strong 1999 earnings based largely on its licensing with George Lucas' production company for Star Wars related toys and promotional products. JDS Uniphase, a manufacturer of optical equipment for cable companies, was a recent addition to your Fund's portfolio that performed particularly well.

             Merrill Lynch, The Gap, Georgia Pacific, Alcoa, and General Motors were among the disappointments. However, these companies produced unrealized losses, as we continue to hold each of these names in the portfolio.

     SunAmerica Growth Opportunities Fund

             The SunAmerica Growth Opportunities Fund (formerly SunAmerica Mid-Cap Growth Fund) changed its name to more closely reflect:

              . its capital appreciation objective

              . the flexibility of the Fund to invest in companies with either smaller or larger capitalizations that are believed to have significant growth potential.

           The Fund's policies and strategies, as well as its management team remain the same.

     Performance

             The SunAmerica Growth Opportunities Fund outperformed both the Russell Mid Cap Growth Index and its peers for the twelve months ending September 30, 1999. SunAmerica Growth Opportunities Class A posted a cumulative return of 52.42% compared to 41.88% for the Lipper category and 37.21% for the Russell Mid Cap Growth Index. The Fund even significantly outpaced the S&P 500 Index's return of 27.80% for the same period. (Returns do not reflect the impact of sales charges.)

             This strong performance is particularly notable during a period of significant market volatility that generally favored the largest stocks. That said, mid-cap stocks did outperform large-cap stocks during the second six months of the period as the market broadened a bit. Signs of strong domestic economic growth, positive prospects for global recovery, and continued low inflation led some investors to the mid-cap market.

             For the fiscal year as a whole, growth stocks outperformed value stocks, and so your Fund benefited significantly from its strong growth bias as well as its outstanding sector positioning and stock selection and some of the lowest mid-cap relative valuations in decades.

                                    [CHART]

         SunAmerica Growth Opportunities Fund (10-1-98 through 9-30-99)
                SunAmerica Growth Opportunities Fund*    52.42%
                Lipper Multi-Cap Core Category           41.88%
                S&P 500 Index                            27.80%

                                              Average Annual Returns

                                                    1 yr   3 yr   5 yr   10 yr
                                                    -----  -----  -----  -----
                           A Shares
                            At Net Asset Value..... 52.42% 21.07% 21.00% 13.40%
                           A Shares
                            With Maximum Sales
                            Charge................. 43.66% 18.71% 19.57% 12.73%

                                    Past performance is no guarantee of future results.
                                    *Does not include sales charge.


     Portfolio Review

             Your Fund remained overweighted in the technology sector, but we shifted from a focus on business-to-consumer Internet stocks during the first half of the fiscal year to the telecommunications, semi-conductor, capital equipment, and software sub-sectors during the second half.

             Within the healthcare sector, we moved from an overweight to an underweight position in pharmaceuticals. Medicare reimbursement issues on prescription drugs have put pricing pressure on these stocks as has a slow pipeline of new drugs replacing the several drugs whose patents will expire in the next few years. Instead, we increased the portfolio's allocation to therapeutic and genomic biotechnology companies. These companies include Biogen, Genzyme, Human Genome Sciences, Millennium Pharmaceuticals, and Affymetrics, each of which contributed positively to the Fund's performance. In September 1999, we slightly reduced your Fund's biotechnology holdings, at a profit, as certain fundamentals began to change.

             We increased the Fund's positions in energy and oil services early in the fiscal year due to attractive valuations and a sustained rally in the price of oil. When oil prices firmed and even increased during the spring and the global economy began to recover in the second half of the annual period, these companies began to perform. Portfolio holdings Marine Drilling, Global Marine, Rowan, and Halliburton each performed well for the Fund.

     Winners and Losers

             In addition to the many winners mentioned above, your portfolio's strong performers in the technology sector included software companies Citrix Systems and Siebel Systems, communications storage area networking solutions provider Brocade, and semiconductor company Atmel. We believe software companies will benefit from increased capital investment ahead as companies redirect spending from Y2K fixes to niche application software.

             Of course, the Fund experienced a few disappointments, too. We sold biotechnology company Liposome, whose stock was thwarted when its major product did not get FDA approval as expected. We also sold Watson Pharmaceutical, a generic pharmaceutical company whose stock felt the same pressures the sector as a whole did. We continue to hold Interliant, an applications service provider, which did not perform well but whose fundamentals remain healthy.

     SunAmerica Small Company Growth Fund

     Performance

              The SunAmerica Small Company Growth Fund outperformed its
            benchmarks and its Lipper peers for the twelve months ending September 30, 1999. SunAmerica Small Company Growth Class A posted a cumulative return of 52.92% compared to 19.16% for the Russell 2000 Index. (Returns do not reflect the impact of sales charges.)

              This strong performance is particularly notable during a period of significant market volatility. Although small cap stocks as a whole lagged large-cap stocks for the 12 months, but growth-small-cap stocks outperformed both large-cap and mid-cap stocks for the period. In the second half of the Fund's fiscal year, the market shifted and small cap stocks as whole were the best performing U.S. equity sector during these latter six months. Growth-oriented small-cap stocks continued to produce better returns than their value counterparts.

                                    [CHART]

                     SunAmerica Small Company Growth Fund
                           (10-1-98 Through 9-30-99)

                SunAmerica Small Company Growth Fund*     53.00%
                Russel 2000 Index                         19.16%
                Lipper Mid-Cap Growth Category            27.02%

                                               Average Annual Returns

                                                                                 Return
                                                                                  Since
                                                                                Inception
                                                    1 yr   3 yr   5 yr   10 yr  (1/28/87)
                                                    -----  -----  -----  -----  ---------
                           A Shares
                            At Net Asset Value..... 53.00% 11.51% 19.94% 13.31%   14.59%
                           A Shares
                            With Maximum Sales
                            Charge................. 44.21%  9.33% 18.53% 12.64%   14.06%

Past performance is no guarantee of future results.
* Does not include sales charge.

     Portfolio Review

             Your Fund benefited most from its significant overweighting in the technology sector. These stocks include:

              . Portals to the Internet, such as Yahoo! and America Online

              . Companies that provide security for the Internet

              . Companies that enable the workings of the Internet, such as suppliers of software infrastructure, data storage and security, customer and content management, and information technology services. These stocks may included CMGI, Vignette, Inktomi, RealNetworks, VeriSign, and Entrust Technologies.

             Your Fund's second biggest weighting was in the energy and oil services sector. Having bought such companies as BJ Services, Diamond Offshore Drilling, Offshore Logistics, Smith International, and Transocean Offshore in December 1998 as a turnaround group, this sector performed just as anticipated. When oil prices increased during the spring and the global economy began to recover in the second half of the annual period, these companies performed very well.

             Several biotechnology companies also performed particularly well during your Fund's fiscal year, and we added to the portfolio's position here. Holdings include Alkermes, MedImmune, and a relatively recent purchase, Myriad Genetics, which studies human genomes for diagnosis and therapeutics. This company has produced a breast cancer diagnostic test and, very recently, discovered the gene related to diabetes.

             Within your Fund's telecommunications sector, we pared back on holdings in several competitive local exchange carriers (clecs), which continued to be a challenging group, and moved more significantly into digital subscriber line (DSL) companies. We believe this alternative method for delivering increased bandwidth to both homes and businesses is the next big growth trend. We invested in such companies as Covad Communications Group, Rhythms NetConnections, Copper Mountain Networks, and Carrier Access.

             Consumer cyclical stocks performed well for the first eight months of the fiscal year, but then disappointed in the last four. We reduced the portfolio's weighting over the twelve months, particularly in the education-oriented businesses, such as Sylvan Learning Systems. We sold, at strong profits, Gucci and Penske Motor Sports, both of which benefited from takeovers. We bought Action Performance in late fall 1998, and sold it early in the summer, as this NASCAR racing-associated company is a very seasonal business.

     Winners and Losers

             In addition to those already mentioned, winners for your Fund included all four of the Internet-related companies highlighted in our last Shareholder Report, i.e. BroadVision Inc., DoubleClick, Inc., Macromedia, Inc., and Micromuse, Inc. Several broadcasting and cable companies also had a positive impact on Fund performance, such as ValueVision International. Retailers Sunglass Hut, Talbot's, Bally Total Fitness Holding, and Abercrombie & Fitch Co. each performed well.

             Even with your Fund's strong performance, it was not completely immune to the small-cap market's volatility. The assisted living sector did not perform as anticipated over the annual period. Two of the leaders within the group which have been sold at losses are Sunrise Assisted Living and Altera (formerly Alternative Living Services). In both situations, the fundamentals deteriorated mid-year.

     SunAmerica Growth and Income Fund

     Performance

             SunAmerica Growth and Income Fund outperformed its category average and its benchmark for the annual period. SunAmerica Growth and Income Class A returned 30.99% on a cumulative basis compared to 27.74% for the Lipper category and 27.80% for the S&P 500 Index for the twelve months ending September 30, 1999. (Returns do not reflect the impact of sales charges.) The Growth and Income Fund was named to The Winner's Circle of top performing funds by Kiplinger's Personal Finance Magazine, 1999.*

             Your Fund primarily benefited from a "barbell approach" to stock selection, balancing the portfolio's holdings between growth and value sectors. More specifically, the Fund was overweighted on the growth side in the technology sector and on the value side in the energy and financial services sectors. The Fund also benefited from a focus on companies with histories of above-average dividend yields and a record of increasing those dividends. We believe growing dividends can lead to capital appreciation while helping to contain risk. A 2.5% weighting in longer-duration U.S. Treasuries added to the portfolio early in the fiscal year also provided income and enhanced the overall yield of the Fund.

SunAmerica Growth and Income Fund (10-1-98 through 3-31-99)

                                    [CHART]

        SunAmerica Growth and Income Fund (10-1-98 through 9-30-99)
             SunAmerica Growth and Income Fund*   30.99%
             Lipper Large-Cap Core Category       27.74%
             S&P 500 Index                        27.80%




                                              Average Annual Returns

                                                                        Return
                                                                         Since
                                                                       Inception
                                                          1 yr   5 yr  (7/1/94)
                                                         ------ ------ ---------
                           A Shares
                            At Net Asset Value.......... 30.99% 24.07%  23.35%
                           A Shares
                            With Maximum Sales Charge... 23.46% 22.61%  21.96%

                                    Past performance is no guarantee of future results.
                                    * Does not include sales charge.

     Portfolio Review

             Emphasis in the Fund was on the technology, financial services, and energy sectors. Top holdings included Microsoft, EMC, General Electric, IBM, MCI WorldCom, Johnson & Johnson, American Express, Intel, Cisco Systems, and Citigroup.

             Fund performance also benefited from holdings in the media and broadcasting industry. We believe that as we approach the celebration of the millennium and enter the year 2000, advertising spending on the upcoming Presidential election, the Olympics, the Y2K milestone, and the Internet will rise dramatically. Thus, those companies positioned to create and distribute content and advertising should benefit. These companies include Fund holdings CBS, Liberty Media, Time Warner, Clear Channel Communications, and Disney. Your Fund also gained yield from its exposure to the utilities sector, with companies such as Energy East, Enron, and Peco Energy.

             We reduced your Fund's weighting in the healthcare sector, focusing more on biotechnology companies than on pharmaceuticals, which came under pressure during the year. The Fund remained underweighted in the basic materials and consumer cyclicals sectors.

             We maintained between 5% and 10% of the Fund's assets in cash to opportunistically capitalize on periodic market imbalances or specific stock weaknesses.

     Winners and Losers

             Nine of your Fund's top ten holdings were among the top contributors to the performance of the S&P 500 Index for the year to date through September 30, 1999. Several of the broadcasting and media companies also did well, including CBS, purchased by Viacom, and Liberty Media. Recent additions to the Fund's portfolio--JDS Uniphase, a manufacturer of optical equipment for cable companies, and fast-food giant McDonald's--were winners, too.

             The portfolio did contain some disappointments, some of which we sold, such as pharmaceutical company American Home Products, financial services company Associates First Capital and Daimler Benz, the latter of which suffered slower-than-expected integration with Chrysler and heightened competition from other American auto companies. Other issues we continue to hold, and thus they remain unrealized losses. These include AT&T and Philip Morris.

           * Past performance is no guarantee of future results. Ranking appeared in the January 1999 edition of Kiplinger's. The ranking, created by Kiplinger's, ranked funds by 3-year annualized total returns (12/31/95-12/31/98). Sixty funds were ranked in the growth and income category, in which SunAmerica Growth and Income Fund appeared. The ranking does not take into account sales charges.

     SunAmerica "Dogs" of Wall Street Fund

     Performance

             Value investing was out of favor during the annual period as a whole, with investor preference for growth-oriented stocks. The equity markets exhibited extremely narrow performance concentration. While the SunAmerica "Dogs" of Wall Street Fund underperformed for this period, it is important to note that this is a quantitative, "black box" model and analyzing the underlying fundamentals of the stock market or individual stocks is not considered a primary concern in the management of this Fund.

             SunAmerica "Dogs" of Wall Street Class A returned 8.47% on a cumulative basis for the twelve months ending September 30, 1999. (Return does not reflect the impact of sales charges.) Another measure of the "Dogs" stocks is yield. And many of the "Dogs" continue to sell at attractively low price/earnings multiples.

     Portfolio Review

             While overall market performance for the fiscal year was narrow and value investing remained a challenge, we continue to believe the "Dogs" of Wall Street strategy will bring investors long-term rewards.

             For example, the environment favored value stocks during the second quarter of 1999. The market temporarily expanded nearly seven-fold, as investor sentiment had sharply shifted from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data that the worst of the Asian financial crisis was apparently over.

             During this time, large cap value stocks outperformed their growth brethren for the first time in nearly one and a half years. Stronger performance in value stocks could be attributed, in part, to stronger performance in energy-related stocks, rebounding with higher oil prices. The combination of positive corporate earnings surprises, expectations of improving fundamentals, and valuations for long-ignored economically-sensitive stocks served to propel these value-oriented stocks during both April and May.

             As the global economy continues to expand, we believe the performance of the "Dogs" holdings will improve. After all, the fundamentals for many of the companies in your Fund's portfolio are strong. At the end of 1999, the Fund will be rebalanced to reflect our "Dogs" for the year 2000. We continue to believe that value names are an important component of a well-diversified portfolio. The "Dogs" of Wall Street strategy provides greater diversification than the traditional Dow 10 strategy as a risk-management tool and offers the potential for strong total return through a combination of capital appreciation and dividend income.

SunAmerica Equity Funds
STATEMENT OF ASSETS AND LIABILITIES -- September 30, 1999

                             Balanced     Blue Chip       Growth     Small Company   Growth and   "Dogs" of
                              Assets        Growth     Opportunities    Growth         Income    Wall Street
                               Fund          Fund          Fund          Fund           Fund         Fund
                         -------------------------------------------------------------------------------------
 ASSETS:
 Investments securities,
  at value*..............  $420,233,546  $142,141,404   $70,171,320  $204,349,904   $200,778,639 $175,455,559
 Repurchase agreements
  (cost equals market)...    19,122,000     6,665,000     5,648,000    23,555,000     18,367,000           --
 Cash....................        98,998        18,480         3,085       596,716         88,562           --
 Receivable for shares of
  beneficial interest
  sold...................     6,521,803     1,565,733     1,150,481     1,737,108      1,039,552      365,700
 Interest and dividends
  receivable.............     1,545,760        87,251        19,512         6,601        169,724      399,028
 Receivable for
  investments sold.......       580,483     3,567,767       568,809     8,100,539      3,720,189      401,268
 Receivable from
  investment adviser.....         7,826           993           929         3,659          2,828       30,006
 Prepaid expenses........         6,073        30,858         5,173         4,940            657       13,766
 Deferred organizational
  expenses...............            --            --            --            --             --       11,168
                           ------------  ------------   -----------  ------------   ------------ ------------
   Total assets..........   448,116,489   154,077,486    77,567,309   238,354,467    224,167,151  176,676,495
                           ------------  ------------   -----------  ------------   ------------ ------------
 LIABILITIES:
 Payable for investments
  purchased..............     4,190,037            --     1,867,682     7,885,813      3,879,961           --
 Accrued expenses........       295,784       172,771       121,744       235,528        172,741      125,560
 Investment advisory and
  management fees
  payable................       273,144        95,504        46,259       143,124        136,993       52,483
 Distribution and service
  maintenance fees
  payable................       230,794        71,659        30,974       110,310        135,426      135,831
 Payable for shares of
  beneficial interest
  redeemed...............       230,037        96,789         2,955       169,098        255,766      312,839
 Dividends payable.......         1,190            --            --            --             --           --
 Due to custodian........            --            --            --            --             --       55,406
 Written options, at
  value (proceeds
  $506,384 on Small
  Company Growth)........            --            --            --       454,800             --           --
                           ------------  ------------   -----------  ------------   ------------ ------------
   Total liabilities.....     5,220,986       436,723     2,069,614     8,998,673      4,580,887      682,119
                           ------------  ------------   -----------  ------------   ------------ ------------
     Net assets..........  $442,895,503  $153,640,763   $75,497,695  $229,355,794   $219,586,264 $175,994,376
                           ============  ============   ===========  ============   ============ ============
 NET ASSETS WERE COMPOSED
  OF:
 Shares of beneficial
  interest, $.01 par
  value..................  $    220,280  $     66,164   $    33,086  $     85,226   $    136,967 $    148,902
 Paid-in capital.........   325,793,992   100,047,002    46,219,937   145,730,990    167,161,877  180,695,477
                           ------------  ------------   -----------  ------------   ------------ ------------
                            326,014,272   100,113,166    46,253,023   145,816,216    167,298,844  180,844,379
 Accumulated
  undistributed net
  investment income
  (loss).................       (54,391)      (16,236)        3,237       (35,403)      (10,695)    1,158,650
 Accumulated
  undistributed net
  realized gain on
  investments, foreign
  currency and other
  assets and liabilities.    39,656,817    14,211,896    12,192,689    40,386,002      8,439,625    4,032,567
 Net unrealized
  appreciation
  (depreciation) of
  investments............    77,278,805    39,331,937    17,048,746    43,137,395     43,858,490  (10,041,220)
 Unrealized appreciation
  on written options
  contracts..............            --            --            --        51,584             --           --
                           ------------  ------------   -----------  ------------   ------------ ------------
     Net assets..........  $442,895,503  $153,640,763   $75,497,695  $229,355,794   $219,586,264 $175,994,376
                           ============  ============   ===========  ============   ============ ============
 *Identified cost
 Investment securities...  $342,954,741  $102,809,467   $53,122,574  $161,212,509   $156,920,149 $185,496,779
                           ============  ============   ===========  ============   ============ ============


See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF ASSETS AND LIABILITIES -- September 30, 1999 -- (continued)

                            Balanced    Blue Chip      Growth     Small Company  Growth and   "Dogs" of
                             Assets       Growth    Opportunities    Growth        Income    Wall Street
                              Fund         Fund         Fund          Fund          Fund        Fund
                      ----------------------------------------------------------------------------------
Class A (unlimited
 shares authorized):
Net assets..............  $256,467,320 $103,841,175  $57,879,984  $148,376,192  $ 86,523,560 $26,402,681
Shares of beneficial
 interest issued and
 outstanding............    12,747,718    4,396,548    2,503,494     5,418,528     5,329,867   2,223,861
Net asset value and
 redemption price per
 share..................  $      20.12 $      23.62  $     23.12  $      27.38  $      16.23 $     11.87
Maximum sales charge
 (5.75%
 of offering price).....          1.23         1.44         1.41          1.67          0.99        0.72
                          ------------ ------------  -----------  ------------  ------------ -----------
Maximum offering price
 to public..............  $      21.35 $      25.06  $     24.53  $      29.05  $      17.22 $     12.59
                          ============ ============  ===========  ============  ============ ===========
Class B (unlimited
 shares authorized):
Net assets..............  $177,577,069 $ 49,015,094  $16,529,157  $ 77,331,234  $121,709,574 $55,526,065
Shares of beneficial
 interest issued and
 outstanding............     8,840,175    2,184,838      755,401     2,966,675     7,652,656   4,701,210
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      20.09 $      22.43  $     21.88  $      26.07  $      15.90 $     11.81
                          ============ ============  ===========  ============  ============ ===========
Class II (unlimited
 shares authorized):
Net assets..............  $  8,851,114 $    784,494  $ 1,088,554  $  2,598,335  $ 11,134,951 $94,065,630
Shares of beneficial
 interest issued and
 outstanding............       440,082       34,975       49,743        99,748       700,869   7,965,124
Net asset value and
 redemption price per
 share (excluding any
 applicable contigent
 deferred sales charge).  $      20.11 $      22.43  $     21.88  $      26.05  $      15.89 $     11.81
Maximum sales charge
 (1.00% of offering
 price).................          0.20         0.23         0.22          0.26          0.16        0.12
                          ------------ ------------  -----------  ------------  ------------ -----------
Maximum offering price
 to public..............  $      20.31 $      22.66  $     22.10  $      26.31  $      16.05 $     11.93
                          ============ ============  ===========  ============  ============ ===========
Class Z (unlimited
 shares authorized):
Net assets..............            --           --           --  $  1,050,033  $    218,179          --
Shares of beneficial
 interest issued and
 outstanding............            --           --           --        37,637        13,324          --
Net asset value,
 offering and redemption
 price per share........            --           --           --  $      27.90  $      16.37          --
                          ============ ============  ===========  ============  ============ ===========

See Notes to Financial Statements

SunAmerica Equity Funds
STATEMENT OF OPERATIONS -- For the year ended September 30, 1999

                             Balanced     Blue Chip      Growth     Small Company Growth and    "Dogs" of
                              Assets       Growth     Opportunities    Growth       Income     Wall Street
                               Fund         Fund          Fund          Fund         Fund         Fund
                          ---------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $ 8,448,219  $   502,672   $   142,284   $ 1,069,317  $   671,633  $    43,054
 Dividends (net of
  withholding taxes of $0,
  $11,229, $0, $1,377,
  $8,172 and $3,242,
  respectively)...........    2,898,842    1,279,051       264,867       393,277    1,899,955    3,778,540
                            -----------  -----------   -----------   -----------  -----------  -----------
 Total investment income..   11,347,061    1,781,723       407,151     1,462,594    2,571,588    3,821,594
                            -----------  -----------   -----------   -----------  -----------  -----------
Expenses:
 Investment advisory and
  management fees.........    3,113,448    1,053,472       474,791     1,658,862    1,424,693      497,184
 Distribution and service
  maintenance fees--Class
  A.......................      824,262      330,715       173,250       494,047      268,818       93,816
 Distribution and service
  maintenance fees--Class
  B.......................    1,823,284      457,293       135,817       780,353    1,085,415      469,277
 Distribution and service
  maintenance fees--Class
  II......................       19,720        2,433         2,237        10,992       44,417      683,971
 Transfer agent fees and
  expenses--Class A.......      667,637      247,670       125,980       396,559      205,639       69,343
 Transfer agent fees and
  expenses--Class B.......      454,351      122,606        37,688       211,095      271,588      119,074
 Transfer agent fees and
  expenses--Class II......       14,634        4,728         5,233         9,199       10,537      168,063
 Transfer agent fees and
  expenses--Class Z.......           --           --            --        22,575       15,680           --
 Custodian fees and
  expenses................      127,818       75,772        72,845       114,242       96,937       61,367
 Registration fees--Class
  A.......................       12,227       26,911        14,263         9,326       15,426       27,975
 Registration fees--Class
  B.......................       15,715       15,701        13,600         8,194       22,450       46,053
 Registration fees--Class
  II......................       18,115       17,330        17,953        21,601       16,663       54,326
 Registration fees--Class
  Z.......................           --           --            --        22,340       20,140           --
 Legal fees and expenses..       53,990       19,755        15,175        29,330       25,895       20,385
 Printing expense.........       38,410       11,892         4,970        22,075       15,140       38,315
 Trustees' fees and
  expenses................       34,248       11,091         4,618        18,468       14,156        9,609
 Audit and tax consulting
  fees....................       24,055       19,120        18,005        20,885       19,785       23,350
 Insurance expense........        4,485        1,257           740         3,489          708           47
 Amortization of
  organizational expenses.           --           --            --            --        7,735       10,862
 Miscellaneous expenses...        6,295        2,964         5,550         4,160        3,235        5,212
                            -----------  -----------   -----------   -----------  -----------  -----------
 Total expenses...........    7,252,694    2,420,710     1,122,715     3,857,792    3,585,057    2,398,229
 Less: expenses
  reimbursed by
  investment adviser......      (27,876)     (21,276)      (22,232)      (71,393)     (56,512)    (298,272)
 Less: custody credits
  earned on cash
  balances................      (15,678)      (1,172)       (2,990)      (12,657)        (427)        (117)
 Net expenses.............    7,209,140    2,398,262     1,097,493     3,773,742    3,528,118    2,099,840
                            -----------  -----------   -----------   -----------  -----------  -----------
Net investment income
 (loss)...................    4,137,921     (616,539)     (690,342)   (2,311,148)    (956,530)   1,721,754
                            -----------  -----------   -----------   -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain on
 investments..............   45,107,763   16,716,125    13,791,846    43,250,459   10,029,304    4,032,567
Net realized gain (loss)
 on option contracts......           --           --      (692,815)    1,514,794           --           --
Net change in unrealized
 appreciation/depreciation
 on investments...........   27,531,641   22,682,813    12,325,535    44,659,776   33,321,477   (5,519,192)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................           --           --            --       131,386           --           --
                            -----------  -----------   -----------   -----------  -----------  -----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   72,639,404   39,398,938    25,424,566    89,556,415   43,350,781   (1,486,625)
                            -----------  -----------   -----------   -----------  -----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............  $76,777,325  $38,782,399   $24,734,224   $87,245,267  $42,394,251  $   235,129
                            ===========  ===========   ===========   ===========  ===========  ===========
See Notes to Financial
Statements

 SunAmerica Equity Funds
 STATEMENT OF CHANGES IN NET ASSETS

                               Balanced Assets Fund          Blue Chip Growth Fund       Growth Opportunities Fund
                            ----------------------------  ----------------------------  ---------------------------

                            For the year   For the year   For the year   For the year   For the year  For the year
                                ended          ended          ended          ended          ended         ended
                            September 30,  September 30,  September 30,  September 30,  September 30, September 30,
                                 1999          1998            1999          1998            1999         1998
                            -------------  -------------  -------------  -------------  ------------- -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $  4,137,921   $  4,648,757   $   (616,539)  $   (483,571)   $  (690,342) $   (493,615)
 Net realized gain on
  investments.............    45,107,763     24,425,420     16,716,125      7,610,662     13,791,846     5,342,697
 Net realized gain (loss)
  on option contracts.....            --             --             --             --       (692,815)      182,906
 Net realized gain on
  foreign currency, other
  assets and liabilities..            --             --             --              6             --            42
 Net change in unrealized
  appreciation/depreciation
  on investments..........    27,531,641      1,642,258     22,682,813     (1,920,853)    12,325,535    (6,869,735)
                            ------------   ------------   ------------   ------------    -----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............    76,777,325     30,716,435     38,782,399      5,206,244     24,734,224    (1,837,705)
                            ------------   ------------   ------------   ------------    -----------  ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........    (3,094,302)    (3,066,976)            --             --             --            --
 From net investment
  income (Class B)........    (1,303,913)    (1,812,490)            --             --             --            --
 From net investment
  income (Class II).......       (22,613)            --             --             --             --            --
 From net investment
  income (Class Z)........            --         (2,188)            --             --             --            --
 From net realized gains
  on investments
  (Class A)...............   (15,505,431)   (16,001,494)    (5,748,308)    (8,287,237)    (2,767,478)   (7,536,397)
 From net realized gains
  on investments
  (Class B)...............   (13,019,564)   (16,263,710)    (2,916,696)    (4,747,751)      (857,514)   (2,258,592)
 From net realized gains
  on investments
  (Class II)..............            --             --             --             --             --            --
 From net realized gains
  on investments
  (Class Z)...............            --        (35,253)            --             --             --            --
                            ------------   ------------   ------------   ------------    -----------  ------------
Total dividends and
 distributions to
 shareholders.............   (32,945,823)   (37,182,111)    (8,665,004)   (13,034,988)    (3,624,992)   (9,794,989)
                            ------------   ------------   ------------   ------------    -----------  ------------
Net increase in net assets
 resulting from capital
 share transactions (Note
 6).......................    43,469,835     19,370,777     14,881,653     11,025,071      5,924,536       266,590
                            ------------   ------------   ------------   ------------    -----------  ------------
Total increase (decrease)
 in net assets............    87,301,337     12,905,101     44,999,048      3,196,327     27,033,768   (11,366,104)
NET ASSETS:
Beginning of period.......   355,594,166    342,689,065    108,641,715    105,445,388     48,463,927    59,830,031
                            ------------   ------------   ------------   ------------    -----------  ------------
End of period [including
 undistributed net
 investment income (loss)
 for September 30, 1999
 and September 30, 1998 of
 ($54,391), ($85,057);
 ($16,236), ($12,409);
 $3,237, and ($6,950),
 respectively]............  $442,895,503   $355,594,166   $153,640,763   $108,641,715    $75,497,695  $ 48,463,927
                            ============   ============   ============   ============    ===========  ============

See Notes to Financial Statements

SunAmerica Equity Funds
STATEMENT OF CHANGES IN NET ASSETS - (continued)

                             Small Company Growth Fund      Growth and Income Fund       "Dogs" of Wall Street Fund
                            ----------------------------  ----------------------------  -----------------------------
                                                                                                       For the period
                            For the year   For the year   For the year   For the year    For the year  June 8, 1998*
                                ended          ended          ended          ended          ended         through
                            September 30,  September 30,  September 30,  September 30,  September  30, September 30,
                                 1999          1998           1999           1998            1999          1998
                            -------------  -------------  -------------  -------------  -------------- --------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $ (2,311,148)  $ (2,522,639)  $   (956,530)  $   (311,435)   $  1,721,754   $   176,127
 Net realized gain on
  investments.............    43,250,459     20,153,760     10,029,304      5,999,035       4,032,567            --
 Net realized gain (loss)
  on option contracts.....     1,514,794       (141,399)            --             --              --            --
 Net realized loss on
  foreign currency, other
  assets and liabilities..            --             --             --       (864,910)             --            --
 Net change in unrealized
  appreciation/depreciation
  on investments..........    44,659,776    (82,111,504)    33,321,477             --      (5,519,192)   (4,522,028)
 Net change in unrealized
  appreciation/depreciation
  on written option
  contracts...............       131,386        (79,802)            --             --              --            --
                            ------------   ------------   ------------   ------------    ------------   -----------
Net increase (decrease) in
 net assets resulting from
 operations...............    87,245,267    (64,701,584)    42,394,251      4,822,690         235,129    (4,345,901)
                            ------------   ------------   ------------   ------------    ------------   -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........            --             --             --             --        (259,531)           --
 From net investment
  income (Class B)........            --             --             --             --        (251,352)           --
 From net investment
  income (Class II).......            --             --             --             --        (297,568)           --
 From net investment
  income (Class Z)........            --             --             --             --              --            --
 From net realized gains
  on investments
  (Class A)...............    (7,652,402)   (15,001,692)    (2,113,009)    (5,129,665)             --            --
 From net realized gains
  on investments
  (Class B)...............    (4,840,235)   (10,065,127)    (3,016,901)    (6,103,333)             --            --
 From net realized gains
  on investments
  (Class II)..............       (14,143)            --        (66,215)            --              --            --
 From net realized gains
  on investments
  (Class Z)...............       (43,230)      (106,214)        (3,872)            --              --            --
                            ------------   ------------   ------------   ------------    ------------   -----------
Total dividends and
 distributions to
 shareholders.............   (12,550,010)   (25,173,033)    (5,199,997)   (11,232,998)       (808,451)           --
                            ------------   ------------   ------------   ------------    ------------   -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....   (12,713,990)   (53,359,166)    45,202,023     40,851,375     120,053,637    60,859,962
                            ------------   ------------   ------------   ------------    ------------   -----------
Total increase (decrease)
 in net assets............    61,981,267   (143,233,783)    82,396,277     34,441,067     119,480,315    56,514,061
NET ASSETS:
Beginning of period.......   167,374,527    310,608,310    137,189,987    102,748,920      56,514,061            --
                            ------------   ------------   ------------   ------------    ------------   -----------
End of period [including
 undistributed net
 investment income (loss)
 for September 30, 1999
 and September 30, 1998 of
 ($35,403), ($28,365);
 ($10,695), ($5,954);
 $1,158,650 and $234,485,
 respectively]............  $229,355,794   $167,374,527   $219,586,264   $137,189,987    $175,994,376   $56,514,061
                            ============   ============   ============   ============    ============   ===========

*Commencement of Operations

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS

                                                                         BALANCED ASSETS FUND
                                                                         --------------------
                                         Net
                                        gain
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $14.62     $0.32      $2.51      $2.83     $(0.45)  $(0.58)  $(1.03)   $16.42     20.68%   $119,916
9/30/96.........   16.42      0.27       1.39       1.66      (0.28)   (0.99)   (1.27)    16.81     10.65     147,035
9/30/97.........   16.81      0.31       3.43       3.74      (0.31)   (1.75)   (2.06)    18.49     24.81     169,201
9/30/98.........   18.49      0.29       1.29       1.58      (0.30)   (1.74)   (2.04)    18.03      9.32     189,668
9/30/99.........   18.03      0.25       3.57       3.82      (0.26)   (1.47)   (1.73)    20.12     22.11     256,467
                                                                       Class B
                                                                       -------
9/30/95.........  $14.62     $0.23      $2.51      $2.74     $(0.36)  $(0.58)  $(0.94)   $16.42     19.96%   $162,115
9/30/96.........   16.42      0.17       1.38       1.55      (0.18)   (0.99)   (1.17)    16.80      9.93     171,197
9/30/97.........   16.80      0.21       3.43       3.64      (0.21)   (1.75)   (1.96)    18.48     24.09     173,435
9/30/98.........   18.48      0.18       1.28       1.46      (0.19)   (1.74)   (1.93)    18.01      8.62     165,926
9/30/99.........   18.01      0.13       3.57       3.70      (0.15)   (1.47)   (1.62)    20.09     21.38     177,577
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $20.00     $0.08      $0.11      $0.19     $(0.08)  $   --   $(0.08)   $20.11      0.95%   $  8,851
                                Ratio of net
                  Ratio of       investment
                  expenses         income
     Period      to average      to average     Portfolio
     Ended       net assets      net assets     turnover
---------------- -------------- --------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.50%           2.13%          130%
9/30/96.........    1.52            1.63           187
9/30/97.........    1.50            1.86           149
9/30/98.........    1.46            1.59            80
9/30/99.........    1.45            1.26           123
                                                                       Class B
                                                                       -------
9/30/95.........    2.12%           1.59%          130%
9/30/96.........    2.12            1.03           187
9/30/97.........    2.11            1.26           149
9/30/98.........    2.08            0.97            80
9/30/99.........    2.06            0.64           123
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......    2.05%(4)(5)     0.71%(4)(5)    123%

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                9/30/99
                                                -------
   Balanced Assets Class II....................  1.41%

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------

                                      Net gain
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $15.42    $ 0.02      $2.99      $3.01      $ --    $(1.09)  $(1.09)   $17.34     21.29%   $42,407
9/30/96.........   17.34     (0.03)      2.22       2.19        --     (1.91)   (1.91)    17.62     13.88     51,993
9/30/97.........   17.62     (0.02)      5.05       5.03        --     (2.43)   (2.43)    20.22     32.96     67,812
9/30/98.........   20.22     (0.04)      0.91       0.87        --     (2.48)   (2.48)    18.61      5.09     72,536
9/30/99.........   18.61     (0.05)      6.53       6.48        --     (1.47)   (1.47)    23.62     36.29    103,841
                                                                       Class B
                                                                       -------
9/30/95.........  $15.34    $(0.01)     $2.89      $2.88      $ --    $(1.09)  $(1.09)   $17.13     20.51%   $39,533
9/30/96.........   17.13     (0.14)      2.19       2.05        --     (1.91)   (1.91)    17.27     13.17     36,199
9/30/97.........   17.27     (0.13)      4.90       4.77        --     (2.43)   (2.43)    19.61     32.02     37,633
9/30/98.........   19.61     (0.16)      0.87       0.71        --     (2.48)   (2.48)    17.84      4.36     36,106
9/30/99.........   17.84     (0.19)      6.25       6.06        --     (1.47)   (1.47)    22.43     35.45     49,015
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $21.79    $(0.13)     $0.77      $0.64      $ --    $   --   $   --    $22.43      2.94%   $   785
                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------
                                Ratio of net
                  Ratio of       investment
                  expenses         income
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.58%(5)       0.11%(5)         251%
9/30/96.........    1.57          (0.18)            269
9/30/97.........    1.54          (0.11)            211
9/30/98.........    1.52          (0.20)             90
9/30/99.........    1.49          (0.22)             71
                                                                       Class B
                                                                       -------
9/30/95.........    2.22%         (0.09)%           251%
9/30/96.........    2.23          (0.83)            269
9/30/97.........    2.22          (0.77)            211
9/30/98.........    2.17          (0.86)             90
9/30/99.........    2.15          (0.89)             71
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......    2.17%(4)(5)   (0.95)%(4)(5)      71%

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                       9/30/95 9/30/99
                                       ------- -------
   Blue Chip Growth Class A...........  0.11%     --
   Blue Chip Growth Class II..........    --    8.74%

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                              GROWTH OPPORTUNITIES FUND
                                                              -------------------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $13.78    $(0.08)    $ 4.14      $ 4.06    $(0.04)  $   --   $(0.04)   $17.80     29.51%   $37,714
9/30/96.........   17.80     (0.12)      2.21        2.09        --    (2.11)   (2.11)    17.78     12.92     41,904
9/30/97.........   17.78     (0.15)      3.83        3.68        --    (0.80)   (0.80)    20.66     21.54     46,051
9/30/98.........   20.66     (0.13)     (0.78)      (0.91)       --    (3.53)   (3.53)    16.22     (4.20)    38,437
9/30/99.........   16.22     (0.19)      8.26        8.07        --    (1.17)   (1.17)    23.12     52.42     57,880
                                                                       Class B
                                                                       -------
9/30/95.........  $13.70    $(0.18)    $ 4.08      $ 3.90    $(0.02)  $   --   $(0.02)   $17.58     28.55%   $ 9,544
9/30/96.........   17.58     (0.24)      2.18        1.94        --    (2.11)   (2.11)    17.41     12.16     13,784
9/30/97.........   17.41     (0.28)      3.73        3.45        --    (0.80)   (0.80)    20.06     20.65     13,779
9/30/98.........   20.06     (0.25)     (0.76)      (1.01)       --    (3.53)   (3.53)    15.52     (4.93)    10,027
9/30/99.........   15.52     (0.32)      7.85        7.53        --    (1.17)   (1.17)    21.88     51.24     16,529
                                                                       Class II
                                                                       --------
2/02/99-
 9/30/99(4).....  $19.86    $(0.21)    $ 2.23      $ 2.02    $   --   $   --   $   --    $21.88    10.17 %   $ 1,089
                                                              GROWTH OPPORTUNITIES FUND
                                                              -------------------------
                                Ratio of net
                                 investment
                  Ratio of         income
                  expenses         (loss)
     Period      to average      to average     Portfolio
     Ended       net assets      net assets     turnover
---------------- -------------- --------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.66%        (0.51)%           392%
9/30/96.........    1.62         (0.69)            307
9/30/97.........    1.64         (0.84)            332
9/30/98.........    1.62         (0.75)            377
9/30/99.........    1.57         (0.93)            220
                                                                       Class B
                                                                       -------
9/30/95.........    2.31%(5)     (0.17)%(5)        392%
9/30/96.........    2.32         (1.43)            307
9/30/97.........    2.35         (1.56)            332
9/30/98.........    2.33         (1.45)            377
9/30/99.........    2.32         (1.67)            220
                                                                       Class II
                                                                       --------
2/02/99-
 9/30/99(4).....    2.35%(3)(5)  (1.74)%(3)(5)     220%

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                                     9/30/95 9/30/99
                                     ------- -------
   Growth Opportunities Class B.....  0.17%     --
   Growth Opportunities Class II....    --    9.94%

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                              SMALL COMPANY GROWTH FUND
                                                              -------------------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                       Class A
                                                                       -------
9/30/95.........  $16.82    $(0.04)    $ 8.28      $ 8.24      $--    $(0.41)  $(0.41)   $24.65     50.00%    $ 89,510
9/30/96.........   24.65     (0.16)      4.29        4.13       --     (4.53)   (4.53)    24.25     19.35      158,567
9/30/97.........   24.25     (0.30)      5.18        4.88       --     (0.86)   (0.86)    28.27     20.84      185,241
9/30/98.........   28.27     (0.18)     (6.59)      (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
9/30/99.........   19.10     (0.21)      9.89        9.68       --     (1.40)   (1.40)    27.38     53.00      148,376
                                                                       Class B
                                                                       -------
9/30/95.........  $16.70    $(0.16)    $ 8.19      $8 .03      $--    $(0.41)  $(0.41)   $24.32     49.08%    $ 68,313
9/30/96.........   24.32     (0.29)      4.20        3.91       --     (4.53)   (4.53)    23.70     18.60      107,839
9/30/97.........   23.70     (0.44)      5.03        4.59       --     (0.86)   (0.86)    27.43     20.08      124,450
9/30/98.........   27.43     (0.33)     (6.36)      (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
9/30/99.........   18.34     (0.35)      9.48        9.13       --     (1.40)   (1.40)    26.07     52.15       77,331
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......  $21.11    $(0.19)    $(2.58)     $(2.77)     $--    $   --   $   --    $18.34    (13.12)%   $    168
9/30/99.........   18.34     (0.40)      9.51        9.11       --     (1.40)   (1.40)    26.05     52.04        2,599
                                                                       Class Z
                                                                       -------
10/07/96-
9/30/97(3)......  $24.61    $(0.15)    $ 4.85      $ 4.70      $--    $(0.86)  $(0.86)   $28.45     19.78 %   $    948
9/30/98.........   28.45     (0.07)     (6.65)      (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
9/30/99.........   19.33     (0.07)     10.04        9.97       --     (1.40)   (1.40)    27.90     53.91        1,050
                                                              SMALL COMPANY GROWTH FUND
                                                              -------------------------
                                 Ratio of net
                                  investment
                  Ratio of          income
                  expenses          (loss)
     Period      to average       to average    Portfolio
     Ended       net assets       net assets    turnover
---------------- --------------- -------------- ---------
                                                                       Class A
                                                                       -------
9/30/95.........    1.57%         (0.22)%          351%
9/30/96.........    1.53          (0.68)           240
9/30/97.........    1.72          (1.27)           343
9/30/98.........    1.50          (0.79)           292
9/30/99.........    1.48          (0.82)           177
                                                                       Class B
                                                                       -------
9/30/95.........    2.22%         (0.84)%          351%
9/30/96.........    2.16          (1.30)           240
9/30/97.........    2.34          (1.89)           343
9/30/98.........    2.14          (1.44)           292
9/30/99.........    2.12          (1.46)           177
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......    2.15%(4)(5)   (1.35)%(4)(5)    292%
9/30/99.........    2.15  (5)     (1.60)  (5)      177
                                                                       Class Z
                                                                       -------
10/07/96-
9/30/97(3)......    1.07%(4)(5)   (0.67)%(4)(5)    343%
9/30/98.........    1.01  (5)     (0.30)  (5)      292
9/30/99.........    0.93  (5)     (0.28)  (5)      177

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                  9/30/97 9/30/98 9/30/99
                                  ------- ------- -------
   Small Company Growth Class
    II..........................     --    13.58%  2.48%
   Small Company Growth Class Z.   2.19%    1.85   4.95


See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/95.........  $ 7.44    $ 0.32     $ 1.08      $ 1.40    $(0.30)  $(0.15)  $(0.45)   $ 8.39     19.53%    $  3,532
9/30/96.........    8.39      0.14       2.50        2.64     (0.17)   (0.39)   (0.56)    10.47     32.59       21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)   (0.47)    13.45     34.18       47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)    12.80      5.53       57,129
9/30/99.........   12.80     (0.02)      3.92        3.90        --    (0.47)   (0.47)    16.23     30.99       86,524
                                                                        Class B
                                                                        -------
9/30/95.........  $ 7.44    $ 0.35     $ 1.03      $ 1.38    $(0.28)  $(0.15)  $(0.43)   $ 8.39     19.19%    $  2,538
9/30/96.........    8.39      0.08       2.50        2.58     (0.13)   (0.39)   (0.52)    10.45     31.75       13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)   (0.45)    13.36     33.30       55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)    12.62      4.84       79,004
9/30/99.........   12.62     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.90     30.23      121,709
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $12.61    (1.33)%    $    963
9/30/99.........   12.61     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.89     30.25       11,135
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $12.84    (10.52)%   $     93
9/30/99.........   12.84      0.07       3.93        4.00        --    (0.47)   (0.47)    16.37     31.69          218
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
9/30/95......... 0.46%(5)     4.16%(5)        230%
9/30/96......... 0.96(5)      1.52(5)         161
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
9/30/99......... 1.48        (0.13)            63
                                                                        Class B
                                                                        -------
9/30/95......... 0.30%(5)     4.48%(5)        230%
9/30/96......... 1.58(5)      0.73(5)         161
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
9/30/99......... 2.11        (0.76)            63
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
9/30/99......... 2.15(5)     (0.80)(5)         63
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57%(4)(5)     150%
9/30/99......... 0.93(5)      0.43(5)          63

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                            9/30/95 9/30/96 9/30/97 9/30/98 9/30/99
                            ------- ------- ------- ------- -------
   Growth and Income Class
    A......................  2.96%   1.01%   0.22%      --      --
   Growth and Income Class
    B......................  5.07    1.14    0.21       --      --
   Growth and Income Class
    II.....................    --      --      --     6.99%   0.44%
   Growth and Income Class
    Z......................    --      --      --    28.17   21.57


See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions          Net Asset            Net Assets  Ratio of
                  Value,    invest-   realized    invest-    invest-   from    Total    Value,                end of    expenses
     Period      beginning   ment        and        ment      ment    capital distri-   end of     Total      period   to average
     Ended       of period income(1) unrealized) operations  income    gains  butions   period   Return(2)   (000's)   net assets
---------------- --------- --------- ----------- ---------- --------- ------- -------  --------- ---------  ---------- -----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --    $ --   $   --    $11.06    (11.52)%   $16,672   0.95%(4)(5)
9/30/99.........   11.06      0.21       0.73        0.94     (0.13)     --    (0.13)    11.87      8.47      26,403   0.95(5)
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $ --   $   --    $11.03    (11.76)%   $19,734   1.60%(4)(5)
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)     --    (0.08)    11.81      7.82      55,526   1.60(5)
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $ --   $   --    $11.03    (11.76)%   $20,108   1.60%(4)(5)
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)     --    (0.08)    11.81      7.82      94,065   1.60(5)
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                 Ratio of net
                  investment
                    income
     Period       to average  Portfolio
     Ended        net assets  turnover
---------------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 1.78%(4)(5)       0%
9/30/99......... 1.69(5)          35
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.39%(4)(5)       0%
9/30/99......... 1.08(5)          35
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.45%(4)(5)       0%
9/30/99......... 1.11(5)          35

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                   9/30/98 9/30/99
                                   ------- -------
   "Dogs" of Wall Street Class A.   0.43%   0.23%
   "Dogs" of Wall Street Class B.   0.58    0.22
   "Dogs" of Wall Street Class
    II...........................   0.50    0.19

See Notes to Financial Statements

SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 61.2%
Aerospace & Military Technology -- 0.5%
 United Technologies Corp...............................  40,000 $  2,372,500
                                                                 ------------

Apparel & Textiles -- 0.2%
 Oakley, Inc.+.......................................... 125,000      773,438
                                                                 ------------

Automotive -- 1.0%
 Ford Motor Co..........................................  36,600    1,836,863
 General Motors Corp....................................  39,000    2,454,562
                                                                 ------------
                                                                    4,291,425
                                                                 ------------

Banks -- 4.0%
 Bank of New York Co., Inc..............................  50,000    1,671,875
 BankAmerica Corp.......................................  35,400    1,971,337
 Chase Manhattan Corp...................................  80,000    6,030,000
 First Union Corp.......................................  17,500      622,344
 Mellon Bank Corp.......................................  90,000    3,037,500
 Summit Bancorp......................................... 140,000    4,541,250
                                                                 ------------
                                                                   17,874,306
                                                                 ------------

Broadcasting & Media -- 5.4%
 AT&T Corp.- Liberty Media Group+.......................  70,000    2,598,750
 CBS Corp.+.............................................  90,000    4,162,500
 Clear Channel Communications, Inc.+....................  50,000    3,993,750
 Comcast Corp., Class A+................................ 100,000    3,987,500
 MediaOne Group, Inc.+..................................  55,000    3,757,187
 Time Warner, Inc.......................................  87,400    5,309,550
                                                                 ------------
                                                                   23,809,237
                                                                 ------------

Chemicals -- 0.5%
 du Pont (E.I.) de Nemours & Co.........................  40,000    2,435,000
                                                                 ------------

Communication Equipment -- 0.8%
 Nokia Corp., Class A ADR...............................  35,000    3,143,438
 QUALCOMM, Inc.+........................................   2,000      378,375
                                                                 ------------
                                                                    3,521,813
                                                                 ------------

Computers & Business Equipment -- 7.0%
 Cisco Systems, Inc.+...................................  95,000    6,513,437
 Dell Computer Corp.+................................... 100,000    4,181,250
 EMC Corp.+............................................. 130,000    9,286,875
 Hewlett-Packard Co.....................................  28,400    2,612,800
 International Business Machines Corp...................  70,000    8,496,250
                                                                 ------------
                                                                   31,090,612
                                                                 ------------


                                                                      Value
                   Security Description                    Shares    (Note 2)

Conglomerate -- 5.4%
 General Electric Co...................................... 110,000 $ 13,041,875
 Schlumberger Ltd.........................................  90,000    5,608,125
 Tyco International Ltd...................................  50,000    5,162,500
                                                                   ------------
                                                                     23,812,500
                                                                   ------------

Department Stores -- 1.0%
 Wal-Mart Stores, Inc.....................................  90,000    4,280,625
                                                                   ------------

Electronics -- 5.7%
 Intel Corp...............................................  90,000    6,688,125
 Micron Technology, Inc.+.................................  50,000    3,328,125
 Motorola, Inc............................................  50,000    4,400,000
 National Semiconductor Corp.+............................  80,000    2,440,000
 Texas Instruments, Inc................................... 100,000    8,225,000
                                                                   ------------
                                                                     25,081,250
                                                                   ------------

Energy Services -- 1.5%
 Baker Hughes, Inc........................................ 100,000    2,900,000
 Halliburton Co...........................................  90,000    3,690,000
                                                                   ------------
                                                                      6,590,000
                                                                   ------------

Energy Sources -- 2.5%
 Chevron Corp.............................................  30,000    2,662,500
 Mobil Corp...............................................  45,000    4,533,750
 Royal Dutch Petroleum Co.................................  68,000    4,016,250
                                                                   ------------
                                                                     11,212,500
                                                                   ------------

Financial Services -- 6.4%
 American Express Co......................................  50,000    6,731,250
 Capital One Financial Corp............................... 115,000    4,485,000
 Citigroup, Inc........................................... 133,050    5,854,200
 Merrill Lynch & Co., Inc.................................  40,000    2,687,500
 Morgan Stanley Dean Witter & Co..........................  50,000    4,459,375
 PaineWebber Group, Inc...................................  50,000    1,812,500
 Wells Fargo Co...........................................  60,000    2,377,500
                                                                   ------------
                                                                     28,407,325
                                                                   ------------

Food, Beverage & Tobacco -- 0.5%
 Philip Morris Cos., Inc..................................  60,000    2,051,250
                                                                   ------------

Forest Products -- 0.4%
 Georgia-Pacific Group....................................  50,000    2,025,000
                                                                   ------------


SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENT--September 30, 1999 (continued)

                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Household Products -- 0.9%
 Warner-Lambert Co........................................  62,400 $  4,141,800
                                                                   ------------

Leisure & Tourism -- 0.1%
 Carnival Corp., Class A..................................  10,000      435,000
                                                                   ------------

Medical Products -- 2.2%
 Amgen, Inc.+.............................................  50,000    4,075,000
 Johnson & Johnson Co.....................................  60,000    5,512,500
                                                                   ------------
                                                                      9,587,500
                                                                   ------------

Metals & Mining -- 1.0%
 Alcoa, Inc...............................................  70,000    4,344,375
                                                                   ------------

Pharmaceuticals -- 3.2%
 Biogen, Inc.+............................................  50,000    3,940,625
 Merck & Co., Inc.........................................  60,000    3,888,750
 Pfizer, Inc.............................................. 105,000    3,773,437
 Schering-Plough Corp.....................................  60,000    2,617,500
                                                                   ------------
                                                                     14,220,312
                                                                   ------------

Software -- 3.1%
 Microsoft Corp.+......................................... 150,000   13,584,375
                                                                   ------------

Specialty Retail -- 2.7%
 Dayton Hudson Corp.......................................  45,000    2,702,813
 Gap, Inc.................................................  95,000    3,040,000
 Home Depot, Inc..........................................  90,000    6,176,250
                                                                   ------------
                                                                     11,919,063
                                                                   ------------

Telecommunications -- 4.0%
 AT&T Corp................................................ 111,300    4,841,550
 Lucent Technologies, Inc.................................  90,000    5,838,750
 MCI WorldCom, Inc.+...................................... 100,000    7,187,500
                                                                   ------------
                                                                     17,867,800
                                                                   ------------

Utilities -- 1.2%
 Enron Corp............................................... 100,000    4,125,000
 PECO Energy, Inc.+.......................................  30,000    1,125,000
                                                                   ------------
                                                                      5,250,000
                                                                   ------------

Total Common Stock (cost $191,835,909)....................          270,979,006
                                                                   ------------


                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

BONDS & NOTES -- 9.5%
Aerospace & Military Technology -- 0.9%
 Lockheed Martin Corp.
  7.25% due 5/15/06..............................      $ 4,000      $  3,934,800
                                                                    ------------

Automotive -- 1.1%
 Chrysler Corp.
  7.45% due 3/01/27..............................        5,000         4,948,700
                                                                    ------------

Electronics -- 0.6%
 Texas Instruments, Inc.
  6.13% due 2/01/06..............................        3,000         2,793,660
                                                                    ------------

Financial Services -- 5.8%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04..............................        5,000         4,925,150
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08..............................        5,000         4,770,200
 Donaldson Lufkin & Jenrette, Inc.
  6.88% due 11/01/05.............................        2,000         1,958,180
 Ford Motor Credit Co.
  8.00% due 6/15/02..............................        5,000         5,164,850
 Goldman Sachs Group-L.P.*
  6.60% due 7/15/02..............................        5,000         4,969,419
 Morgan Stanley Dean Witter & Co.
  6.88% due 3/01/07..............................        4,000         3,936,440
                                                                    ------------
                                                                      25,724,239
                                                                    ------------

Food, Beverage & Tobacco -- 1.1%
 Hershey Foods Corp.
  7.20% due 8/15/27..............................        5,000         4,719,950
                                                                    ------------

Total Bonds & Notes (cost $42,891,894)...........                     42,121,349
                                                                    ------------

U.S. GOVERNMENT AND AGENCIES -- 24.2%
 Federal National Mortgage Association -- 2.6%
 5.63% due 3/15/01...............................        5,000         4,978,100
 5.75% due 4/15/03 - 2/15/08.....................        4,620         4,504,656
 6.50% due 9/01/10...............................        1,943         1,913,337
                                                                    ------------
                                                                      11,396,093
                                                                    ------------


SunAmerica Balanced Assets Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)

                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (continued)
 Overseas Private Investment Corp. -- 2.7%
 6.99% due 1/15/09...............................      $11,665      $ 11,787,832
                                                                    ------------
 Small Business Administration -- 1.0%
 6.30% due 6/01/18...............................        4,794         4,588,331
                                                                    ------------

 U.S. Treasury Bonds -- 2.4%
 6.13% due 8/15/29...............................       10,500        10,603,320
                                                                    ------------

 U.S. Treasury Notes -- 15.5%
 5.50% due 8/31/01...............................       31,000        30,922,500
 6.00% due 8/15/04 - 8/15/09.                           37,500        37,835,115
                                                                    ------------
                                                                      68,757,615
                                                                    ------------

Total U.S. Government and Agencies
 (cost $108,226,938).............................                    107,133,191
                                                                    ------------

Total Investment Securities -- 94.9%
 (cost $342,954,741).............................                    420,233,546
                                                                    ------------

REPURCHASE AGREEMENT -- 4.3%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co.
  (Note 2)
  (cost $19,122,000).............................       19,122        19,122,000
                                                                    ------------
TOTAL INVESTMENTS --
 (cost $362,076,741).............................         99.2%      439,355,546
Other assets less liabilities....................          0.8         3,539,957
                                                       -------      ------------
NET ASSETS --                                            100.0%     $442,895,503
                                                       =======      ============

------
+ Non-income producing security
* Resale restricted to qualified institutional buyers ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica Blue Chip Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999

                                                                       Value
                    Security Description                     Shares  (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
Aerospace & Military Technology -- 0.6%
 United Technologies Corp. ................................. 15,000 $   889,688
                                                                    -----------

Apparel & Textiles -- 0.4%
 Oakley, Inc.+.............................................. 95,000     587,813
                                                                    -----------

Automotive -- 0.9%
 Ford Motor Co. ............................................ 15,000     752,813
 General Motors Corp. ...................................... 10,000     629,375
                                                                    -----------
                                                                      1,382,188
                                                                    -----------

Banks -- 4.9%
 Bank of New York Co., Inc. ................................ 30,000   1,003,125
 BankAmerica Corp. ......................................... 17,400     968,962
 Chase Manhattan Corp. ..................................... 35,000   2,638,125
 Mellon Bank Corp. ......................................... 50,000   1,687,500
 Summit Bancorp. ........................................... 40,000   1,297,500
                                                                    -----------
                                                                      7,595,212
                                                                    -----------

Broadcasting & Media -- 7.9%
 AT&T Corp.-Liberty Media Group, Inc.+...................... 60,000   2,227,500
 CBS Corp.+................................................. 40,000   1,850,000
 Clear Channel Communications, Inc.+........................ 20,000   1,597,500
 Comcast Corp., Class A+.................................... 50,000   1,993,750
 MediaOne Group, Inc.+...................................... 30,000   2,049,375
 Time Warner, Inc. ......................................... 40,000   2,430,000
                                                                    -----------
                                                                     12,148,125
                                                                    -----------

Chemicals -- 0.4%
 du Pont (E.I.) de Nemours & Co. ........................... 10,000     608,750
                                                                    -----------

Communication Equipment -- 5.8%
 JDS Uniphase Corp.+........................................ 15,000   1,707,187
 Nokia Corp., Class A ADR................................... 30,000   2,694,375
 P-Com, Inc.+............................................... 95,000     665,000
 QUALCOMM, Inc.............................................. 20,000   3,783,750
                                                                    -----------
                                                                      8,850,312
                                                                    -----------

Computers & Business Equipment -- 11.0%
 Cisco Systems, Inc.+....................................... 50,000   3,428,125
 Dell Computer Corp.+....................................... 50,000   2,090,625
 EMC Corp.+................................................. 80,000   5,715,000
 Hewlett-Packard Co. .......................................  9,500     874,000
 International Business Machines Corp. ..................... 40,000   4,855,000
                                                                    -----------
                                                                     16,962,750
                                                                    -----------

                                                                      Value
                   Security Description                    Shares    (Note 2)

Conglomerate -- 6.8%
 General Electric Co. ....................................  45,000 $  5,335,312
 Schlumberger Ltd. .......................................  50,000    3,115,625
 Tyco International Ltd. .................................  20,000    2,065,000
                                                                   ------------
                                                                     10,515,937
                                                                   ------------

Department Stores -- 0.9%
 Wal-Mart Stores, Inc. ...................................  30,000    1,426,875
                                                                   ------------

Electronics -- 9.1%
 Conexant Systems, Inc.+..................................  20,000    1,453,125
 Intel Corp. .............................................  45,000    3,344,062
 Micron Technology, Inc.+.................................  30,000    1,996,875
 Motorola, Inc. ..........................................  30,000    2,640,000
 National Semiconductor Corp.+............................  40,000    1,220,000
 Texas Instruments, Inc. .................................  40,000    3,290,000
                                                                   ------------
                                                                     13,944,062
                                                                   ------------

Energy Services -- 1.7%
 Baker Hughes, Inc. ......................................  40,000    1,160,000
 Halliburton Co. .........................................  35,000    1,435,000
                                                                   ------------
                                                                      2,595,000
                                                                   ------------

Energy Sources -- 3.7%
 Chevron Corp. ...........................................  15,000    1,331,250
 Mobil Corp. .............................................  25,000    2,518,750
 Royal Dutch Petroleum Co. ...............................  30,000    1,771,875
                                                                   ------------
                                                                      5,621,875
                                                                   ------------

Financial Services -- 8.4%
 American Express Co. ....................................  25,000    3,365,625
 Capital One Financial Corp. .............................  60,000    2,340,000
 Citigroup, Inc. .........................................  67,500    2,970,000
 Merrill Lynch & Co., Inc. ...............................  20,000    1,343,750
 Morgan Stanley Dean Witter & Co. ........................  20,000    1,783,750
 PaineWebber Group, Inc. .................................  30,000    1,087,500
                                                                   ------------
                                                                     12,890,625
                                                                   ------------

Forest Products -- 0.3%
 Georgia-Pacific Group....................................  12,500      506,250
                                                                   ------------

Household Products -- 1.5%
 Warner-Lambert Co. ......................................  35,000    2,323,125
                                                                   ------------


SunAmerica Blue Chip Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK (continued)
Internet Content -- 2.1%
 Lycos, Inc.+.............................................  30,000 $  1,503,750
 Yahoo!, Inc.+............................................  10,000    1,795,000
                                                                   ------------
                                                                      3,298,750
                                                                   ------------

Leisure & Tourism -- 0.9%
 Carnival Corp, Class A...................................  30,000    1,305,000
                                                                   ------------

Machinery -- 1.0%
 Applied Materials, Inc.+.................................  20,000    1,557,500
                                                                   ------------

Medical Products -- 3.3%
 Amgen, Inc.+.............................................  25,000    2,037,500
 Genzyme Molecular Oncology+..............................       1            4
 Johnson & Johnson Co.....................................  33,000    3,031,875
                                                                   ------------
                                                                      5,069,379
                                                                   ------------

Metals & Mining -- 1.0%
 Alcoa, Inc...............................................  25,000    1,551,563
                                                                   ------------

Pharmaceuticals -- 3.4%
 Biogen, Inc.+............................................  20,000    1,576,250
 Merck & Co., Inc.........................................  20,000    1,296,250
 Pfizer, Inc..............................................  30,000    1,078,125
 Schering-Plough Corp.....................................  30,000    1,308,750
                                                                   ------------
                                                                      5,259,375
                                                                   ------------

Software -- 4.1%
 Microsoft Corp.+.........................................  70,000    6,339,375
                                                                   ------------

Specialty Retail -- 5.2%
 Best Buy Co., Inc........................................  20,000    1,241,250
 Dayton Hudson Corp.......................................  20,000    1,201,250
 Gap, Inc.................................................  47,500    1,520,000
 Home Depot, Inc..........................................  35,000    2,401,875
 Tandy Corp...............................................  30,000    1,550,625
                                                                   ------------
                                                                      7,915,000
                                                                   ------------

                                                       Shares/
                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

Telecommunications -- 5.4%
 AT&T Corp.......................................       55,000      $  2,392,500
 Lucent Technologies, Inc........................       40,000         2,595,000
 MCI WorldCom, Inc.+.............................       45,000         3,234,375
                                                                    ------------
                                                                       8,221,875
                                                                    ------------

Utilities -- 1.8%
 Enron Corp......................................       40,000         1,650,000
 PECO Energy Co. ................................       30,000         1,125,000
                                                                    ------------
                                                                       2,775,000
                                                                    ------------
Total Investment Securities -- 92.5%
 (cost $102,809,467).............................                    142,141,404
                                                                    ------------

REPURCHASE AGREEMENT -- 4.4%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co. (Note 2)
 (cost $6,665,000)...............................       $6,665         6,665,000
                                                                    ------------
TOTAL INVESTMENTS --  (cost $109,474,467)........         96.9%      148,806,404
Other assets less liabilities....................          3.1         4,834,359
                                                       -------      ------------
NET ASSETS --                                            100.0%     $153,640,763
                                                       =======      ============

------
+Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica Mid-Cap Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999

                                                                        Value
                    Security Description                      Shares  (Note 2)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
Apparel & Textiles -- 0.3%
 Oakley, Inc.+............................................... 40,000 $   247,500
                                                                     -----------

Banks -- 0.9%
 First Union Corp............................................ 20,000     711,250
                                                                     -----------

Broadcasting & Media -- 6.4%
 AT&T Corp.-Liberty Media Group, Inc.+....................... 30,000   1,113,750
 CD Radio, Inc.+............................................. 22,500     573,750
 Comcast Corp., Class A+..................................... 30,000   1,196,250
 Outdoor Systems, Inc.+...................................... 25,000     893,750
 SFX Entertainment, Inc., Class A+........................... 15,000     457,500
 USA Networks, Inc.+......................................... 14,800     573,500
                                                                     -----------
                                                                       4,808,500
                                                                     -----------

Business Services -- 2.3%
 Bemis Co., Inc. ............................................ 20,000     677,500
 MedQuist, Inc.+............................................. 10,000     334,375
 Perficient, Inc. +.......................................... 21,000     178,500
 Professional Detailing, Inc.+............................... 20,000     518,750
                                                                     -----------
                                                                       1,709,125
                                                                     -----------

Communication Equipment -- 3.1%
 Ancor Communications, Inc.+................................. 15,000     363,750
 At Home Corp., Series A+.................................... 10,418     431,696
 Foundry Networks, Inc.+.....................................    250      31,500
 JDS Uniphase Corp.+.........................................  5,000     569,063
 Optibase Ltd.+.............................................. 35,000     245,000
 Western Wireless Corp., Class A+............................ 15,000     672,656
                                                                     -----------
                                                                       2,313,665
                                                                     -----------

Computers & Business Equipment -- 5.4%
 EMC Corp.+.................................................. 30,000   2,143,125
 Gadzoox Networks, Inc.+..................................... 10,000     538,750
 Network Appliance, Inc.+.................................... 20,000   1,432,500
                                                                     -----------
                                                                       4,114,375
                                                                     -----------

Electronics -- 12.0%
 Applied Micro Circuits Corp.+............................... 10,000     570,000
 Atmel Corp.+................................................ 40,000   1,352,500
 Conexant Systems, Inc.+.....................................  5,000     363,281
 Electroglas, Inc.+.......................................... 20,000     467,500

                                                                        Value
                    Security Description                      Shares  (Note 2)
Electronics (continued)
 Flextronics International Ltd.+............................. 10,000 $   581,875
 Intel Corp. ................................................  5,000     371,562
 Lam Research Corp.+......................................... 15,000     915,000
 LTX Corp.+.................................................. 40,000     547,500
 Micron Technology, Inc.+....................................  5,000     332,813
 MKS Instruments, Inc.+...................................... 30,000     667,500
 PMC-Sierra, Inc.+...........................................  5,000     462,500
 Proxim, Inc.+............................................... 15,000     690,000
 TranSwitch Corp.+........................................... 10,000     570,000
 Varian Semiconductor Equipment Associates, Inc.+............ 15,000     315,938
 Vitesse Semiconductor Corp.+................................ 10,000     853,750
                                                                     -----------
                                                                       9,061,719
                                                                     -----------

Energy Services -- 9.3%
 Baker Hughes, Inc........................................... 30,000     870,000
 Diamond Offshore Drilling, Inc.............................. 30,000   1,001,250
 Global Industries Ltd.+..................................... 20,000     162,500
 Global Marine, Inc.+........................................ 40,000     657,500
 Halliburton Co.............................................. 20,000     820,000
 Marine Drilling Cos., Inc.+................................. 30,000     474,375
 Niagara Mohawk Holdings, Inc.+.............................. 30,000     463,125
 Patterson Energy, Inc.+..................................... 70,000   1,063,125
 Petroleum Geo-Services ASA+................................. 10,000     190,625
 Rowan Cos., Inc.+........................................... 40,000     650,000
 Weatherford International, Inc.+............................ 20,000     640,000
                                                                     -----------
                                                                       6,992,500
                                                                     -----------

Energy Sources -- 1.6%
 Vastar Resources, Inc....................................... 20,000   1,251,250
                                                                     -----------

Financial Services -- 3.8%
 Bear Stearns Cos., Inc...................................... 10,500     403,594
 Capital One Financial Corp.................................. 25,000     975,000
 Lehman Brothers Holdings, Inc............................... 15,000     874,687
 PIMCO Advisors Holdings L.P................................. 20,000     630,000
                                                                     -----------
                                                                       2,883,281
                                                                     -----------

Forest Products -- 0.6%
 Georgia-Pacific Corp........................................ 20,000     457,500
                                                                     -----------

Health Services -- 1.2%
 Orthodontic Centers of America, Inc.+....................... 50,000     875,000
                                                                     -----------


SunAmerica Mid-Cap Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)

                                                                        Value
                    Security Description                      Shares  (Note 2)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Household Products -- 0.4%
 Warner-Lambert Co...........................................  5,000 $   331,875
                                                                     -----------

Housing -- 1.2%
 USG Corp.................................................... 20,000     950,000
                                                                     -----------

Internet Content -- 7.5%
 America Online, Inc.+....................................... 13,000   1,352,000
 CMG Information Services, Inc.+............................. 10,800   1,107,000
 CyberSource Corp.+.......................................... 10,000     553,750
 Interliant, Inc.+........................................... 80,000     955,000
 Juno Online Services, Inc.+................................. 40,000     647,500
 MindSpring Enterprises, Inc.+............................... 10,000     276,875
 Portal Software, Inc.+......................................  1,500      58,125
 Scient Corp.+...............................................    200      12,800
 Verio, Inc.+................................................ 20,000     620,000
 ZipLink, Inc.+.............................................. 10,000     105,000
                                                                     -----------
                                                                       5,688,050
                                                                     -----------

Leisure & Tourism -- 0.7%
 Park Place Entertainment Corp.+............................. 40,000     500,000
                                                                     -----------

Machinery -- 1.0%
 Kulicke & Soffa Industries, Inc.+........................... 30,000     729,375
                                                                     -----------

Medical Products -- 3.1%
 Affymetrix, Inc.+...........................................  5,000     492,188
 Genzyme Molecular, Inc......................................      1           4
 Genzyme Surgical Products+..................................  1,790      10,069
 Invitrogen Corp.+........................................... 20,300     682,587
 MedImmune, Inc.+............................................  5,000     498,281
 Millenium Pharmaceuticals, Inc.+............................ 10,000     650,000
                                                                     -----------
                                                                       2,333,129
                                                                     -----------

Metals & Mining -- 1.7%
 Lone Star Technologies, Inc.+............................... 40,000     800,000
 Maverick Tube Corp.+........................................ 30,000     498,750
                                                                     -----------
                                                                       1,298,750
                                                                     -----------

Pharmaceuticals -- 4.6%
 Biogen, Inc.+............................................... 15,000   1,182,187
 DUSA Pharmaceuticals, Inc.+................................. 35,000     490,000
 Gilead Sciences, Inc.+......................................  5,000     320,938
 Human Genome Sciences, Inc.+................................  5,000     368,750

                                                                        Value
                    Security Description                      Shares  (Note 2)
Pharmaceuticals (continued)
 Immunex Corp.+..............................................  5,000 $   216,875
 Schering-Plough Corp........................................ 10,000     436,250
 SuperGen, Inc.+............................................. 20,000     458,750
                                                                     -----------
                                                                       3,473,750
                                                                     -----------

Software -- 14.2%
 Adobe Systems, Inc.......................................... 10,000   1,135,000
 BEA Systems, Inc.+.......................................... 20,000     706,250
 Bluestone Software, Inc.+................................... 15,000     346,875
 BMC Software, Inc.+......................................... 10,000     715,625
 Citrix Systems, Inc.+....................................... 20,000   1,238,750
 Harbinger Corp.+............................................ 50,000     843,750
 Interspeed, Inc.+........................................... 42,000     740,250
 Macromedia, Inc.+........................................... 20,000     817,500
 Microsoft Corp.+............................................ 15,000   1,358,437
 National Instruments Corp.+................................. 30,000   1,060,313
 Novell, Inc.+............................................... 20,000     413,750
 Peregrine Systems, Inc.+.................................... 15,000     611,250
 Siebel Systems, Inc.+....................................... 10,000     666,250
 SOFTWORKS, Inc.+............................................ 10,000      51,250
                                                                     -----------
                                                                      10,705,250
                                                                     -----------

Specialty Retail -- 1.7%
 Abercrombie & Fitch Co.+.................................... 20,000     681,250
 Dayton Hudson Corp.......................................... 10,000     600,625
                                                                     -----------
                                                                       1,281,875
                                                                     -----------

Telecommunications -- 9.4%
 ANTEC Corp.+................................................ 20,000   1,062,500
 AT&T Corp................................................... 18,271     794,789
 CIENA Corp.+................................................ 20,000     730,000
 Crown Castle International Corp.+........................... 20,000     374,375
 EchoStar Communications Corp.,
  Class A+................................................... 15,000   1,362,187
 General Instrument Corp.+................................... 15,000     721,875
 Harmonic, Inc.+............................................. 10,000   1,308,125
 MCI WorldCom, Inc.+......................................... 10,000     718,750
                                                                     -----------
                                                                       7,072,601
                                                                     -----------
Total Common Stock
 (cost $52,690,334)..........................................         69,790,320
                                                                     -----------


SunAmerica Mid-Cap Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)

                                                      Contracts/
                                                   Principal Amount    Value
               Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
PUT OPTION -- 0.5%
 Morgan Stanley High Tech
  Index $1,250 exp. 10/99
  (cost $432,240).................................          80      $   381,000
                                                                    -----------
Total Investment Securities -- 92.9%
 (cost $53,122,574)...............................                   70,171,320
                                                                    -----------

REPURCHASE AGREEMENT -- 7.5%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)
  (cost $5,648,000)...............................      $5,648        5,648,000
                                                                    -----------
TOTAL INVESTMENTS -- (cost $58,770,574)...........       100.4%      75,819,320
Liabilities in excess of other assets.............        (0.4)        (321,625)
                                                       -------      -----------
NET ASSETS --                                            100.0%     $75,497,695
                                                       =======      ===========

------
+Non-income producing security

See Notes to Financial Statements

SunAmerica Small Company Growth Fund
PORTFOLIO OF INVESTMENT--September 30, 1999

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 88.1%
Aerospace & Military Technology -- 1.0%
 Heico Corp. ........................................... 124,300 $  2,392,775
                                                                 ------------

Apparel & Textiles -- 0.4%
 Oakley, Inc.+.......................................... 150,000      928,125
                                                                 ------------

Banks -- 0.2%
 Hamilton Bancorp, Inc.+................................  19,500      414,375
                                                                 ------------

Broadcasting & Media -- 7.2%
 Cablevision Systems Corp., Class A+....................  36,600    2,662,650
 Cinar Films, Inc., Class B+............................ 108,400    3,279,100
 Clear Channel Communications, Inc.+....................  36,686    2,930,294
 Comcast Corp., Class A+................................  65,400    2,607,825
 USA Networks, Inc.+....................................  42,500    1,646,875
 ValueVision International, Inc., Class A+..............  67,000    1,742,000
 Ziff-Davis, Inc.+...................................... 100,000    1,612,500
                                                                 ------------
                                                                   16,481,244
                                                                 ------------

Business Services -- 5.6%
 Amdocs, Ltd. ..........................................  41,300      867,300
 AnswerThink Consulting Group+..........................  95,000      914,375
 CheckFree Holdings Corp.+..............................  64,400    2,648,450
 Entrust Technologies, Inc.+............................  76,400    1,714,225
 Mobile Mini, Inc.+..................................... 115,300    2,522,187
 RCM Technologies, Inc.+................................  48,700      523,525
 The Kroll O'Gara Co.+.................................. 118,600    1,979,138
 USWeb Corp.+...........................................  48,900    1,677,881
                                                                 ------------
                                                                   12,847,081
                                                                 ------------

Communication Equipment -- 3.0%
 AirGate PCS, Inc.+.....................................  34,400      855,700
 At Home Corp., Series A+...............................  40,100    1,661,644
 Carrier Access Corp.+..................................  17,200      719,175
 Foundry Networks, Inc.+................................   5,750      724,500
 IXnet, Inc.+........................................... 102,700    1,553,337
 Redback Networks, Inc.+................................  14,000    1,512,000
                                                                 ------------
                                                                    7,026,356
                                                                 ------------

Computers & Business Equipment -- 1.9%
 BrightStar Information Technology Group, Inc. .........  25,000       82,813
 Gadzoox Networks, Inc.+................................  20,000    1,077,500
 Network Appliance, Inc.+...............................  44,100    3,158,662
                                                                 ------------
                                                                    4,318,975
                                                                 ------------


                                                                      Value
                   Security Description                    Shares    (Note 2)

Education -- 0.8%
 Career Education Corp.+..................................  65,000 $  1,885,000
                                                                   ------------

Electronics -- 6.0%
 Lattice Semiconductor Corp.+............................. 125,200    3,716,875
 Linear Technology Corp. .................................  29,800    1,751,681
 National Semiconductor Corp.+............................ 104,200    3,178,100
 Powerwave Technologies, Inc.+............................  60,000    2,893,125
 Proxim, Inc.+............................................  46,600    2,143,600
                                                                   ------------
                                                                     13,683,381
                                                                   ------------

Energy Services -- 10.4%
 BJ Services Co.+......................................... 137,000    4,358,312
 Diamond Offshore Drilling, Inc. .........................  76,600    2,556,525
 Global Industries Ltd.+..................................  68,200      554,125
 Global Marine, Inc.+.....................................  83,400    1,370,888
 Offshore Logistics, Inc. ................................ 158,600    1,635,563
 Precision Drilling Corp.+................................ 142,400    3,301,900
 Smith International, Inc.+...............................  98,300    3,981,150
 Transocean Offshore, Inc. ...............................  90,600    2,774,625
 Weatherford International, Inc.+......................... 101,300    3,241,600
                                                                   ------------
                                                                     23,774,688
                                                                   ------------

Financial Services -- 1.4%
 Morgan Stanley Dean Witter & Co. ........................  24,700    2,202,932
 Raymond James Financial, Inc. ...........................  47,100      939,056
                                                                   ------------
                                                                      3,141,988
                                                                   ------------

Health Services -- 0.4%
 Sunrise Assisted Living, Inc.+...........................  38,400    1,020,000
                                                                   ------------

Internet Content -- 21.9%
 Allaire Corp.+...........................................  39,500    2,212,000
 America Online, Inc.+....................................  40,300    4,191,200
 Beyond.com Corp. ........................................  64,400      788,900
 Clarent Corp.+...........................................  29,600    1,507,750
 CMG Information Services, Inc.+..........................  21,300    2,183,250
 Covad Communications Group, Inc.+........................  35,300    1,538,859
 Critical Path, Inc.+.....................................  23,000      927,906
 CyberSource Corp.+.......................................  39,200    2,170,700
 DoubleClick, Inc.+*......................................  19,400    2,311,025
 Engage Technologies, Inc.+...............................  90,000    3,391,875
 Inktomi Corp.+...........................................  25,000    3,000,781
 Internap Network Services Corp.+.........................  12,000      535,500
 Lycos, Inc.+.............................................  49,000    2,456,125
 NetGravity, Inc.+........................................  25,600      846,400
 Netopia, Inc.+...........................................  43,200    1,722,600
 NetZero, Inc.+...........................................   1,000       26,000

SunAmerica Small Company Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Internet Content (continued)
 Phone.com., Inc.+........................................   4,500 $    681,750
 Portal Software, Inc.+...................................  34,100    1,321,375
 RealNetworks, Inc.+......................................  21,500    2,248,094
 Rhythms NetConnections, Inc.+............................  29,500    1,017,750
 Stamps.com, Inc.+........................................  20,000      695,000
 Ticketmaster Online-Citysearch, Inc.+....................  67,400    1,630,238
 VeriSign, Inc.+..........................................  24,900    2,651,850
 Vignette Corp.+..........................................  43,100    3,900,550
 Yahoo!, Inc.+............................................  34,500    6,192,750
                                                                   ------------
                                                                     50,150,228
                                                                   ------------

Leisure & Tourism -- 1.4%
 Bally Total Fitness Holding Corp.+.......................  95,200    2,909,550
 Steiner Leisure Ltd.+....................................   9,500      237,500
                                                                   ------------
                                                                      3,147,050
                                                                   ------------

Machinery -- 0.7%
 Kulicke & Soffa Industries, Inc.+........................  71,900    1,748,069
                                                                   ------------

Medical Products -- 4.9%
 Affymetrix, Inc.+........................................  24,600    2,421,562
 Alkermes, Inc.+..........................................  73,500    2,117,719
 Genzyme Corp.+...........................................  30,000    1,351,875
 Invitrogen Corp.+........................................  26,100      877,613
 MedImmune, Inc.+.........................................  24,700    2,461,509
 Millenium Pharmaceuticals, Inc.+.........................  32,800    2,132,000
                                                                   ------------
                                                                     11,362,278
                                                                   ------------

Pharmaceuticals -- 2.6%
 Cephalon, Inc.+.......................................... 130,000    2,335,938
 Myriad Genetics, Inc.+...................................  81,700    1,388,900
 QLT PhotoTherapeutics, Inc.+.............................  30,700    2,346,631
                                                                   ------------
                                                                      6,071,469
                                                                   ------------

Restaurants -- 0.7%
 Outback Steakhouse, Inc.+................................  60,000    1,528,125
                                                                   ------------

Software -- 8.7%
 BroadVision, Inc.+.......................................  32,600    4,337,837
 Clarify, Inc.+...........................................  82,700    4,160,844
 E.piphany, Inc.+.........................................  18,400      897,000
 Fundtech Ltd. ...........................................  65,000    1,450,313
 Legato Systems, Inc.+....................................  62,400    2,720,250
 Macromedia, Inc.+........................................  38,100    1,557,337
 Micromuse, Inc.+.........................................  40,400    2,595,700
 Red Hat, Inc.+...........................................  22,500    2,160,000
                                                                   ------------
                                                                     19,879,281
                                                                   ------------


                                                 Shares/Contracts/
                                                 Principal Amount     Value
              Security Description                (in thousands)     (Note 2)

Specialty Retail -- 6.3%
 Abercrombie & Fitch Co.+.......................       84,400      $  2,874,875
 Movado Group, Inc. ............................       42,800           984,400
 Sotheby's Holdings, Inc., Class A..............       52,100         1,344,831
 Sunglass Hut International, Inc.+..............      258,200         2,727,238
 Talbots, Inc. .................................       90,200         4,053,362
 Yankee Candle Co., Inc.+.......................      126,700         2,446,894
                                                                   ------------
                                                                     14,431,600
                                                                   ------------

Telecommunications -- 1.7%
 Copper Mountain Networks, Inc.+................        9,100           797,388
 DSET Corp.+....................................      193,500         2,842,031
 GST Telecommunications, Inc.+..................       27,500           193,359
                                                                   ------------
                                                                      3,832,778
                                                                   ------------

Transportation -- 0.9%
 Oshkosh Truck Corp. ...........................       76,500         2,036,813
                                                                   ------------

Total Common Stock (cost $158,587,977)..........                    202,101,679
                                                                   ------------
PUT OPTIONS -- 1.0%
 DoubleClick, Inc. $110 exp. 11/99..............          190           166,250
 Morgan Stanley High Tech Index $1,220 exp.
  10/99.........................................          208           717,600
 S & P 500 Index $1,300 exp. 10/99..............          204           563,550
 S & P 500 Index $1,275 exp. 11/99..............          206           800,825
                                                                   ------------
Total Put Options
 (cost $2,624,532)..............................                      2,248,225
                                                                   ------------
Total Investment Securities -- 89.1% (cost
 $161,212,509)..................................                    204,349,904
                                                                   ------------

REPURCHASE AGREEMENT -- 10.3%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2)
  (cost $23,555,000)............................      $23,555        23,555,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $184,767,509)............................         99.4%      227,904,904
Total written options...........................         (0.2)         (454,800)
Other assets less liabilities...................          0.8         1,905,690
                                                      -------      ------------
NET ASSETS --                                           100.0%     $229,355,794
                                                      =======      ============

------
+Non-income producing security.
* The security or a portion thereof has been segregated as collateral for the written option contracts.

SunAmerica Small Company Growth Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)

Open Covered Written Options

                                                    Expiration Strike
                 Options                  Contracts    Date    Price    Value
--------------------------------------------------------------------------------
DoubleClick, Inc. (call).................    190      11/99    $ 115  $(304,000)
Morgan Stanley High Tech Index (put).....    208      10/99    1,100   (150,080)
                                                                      ---------
Total Open Covered Written Options
 (proceeds $506,384)................................................. $(454,800)
                                                                      =========

------
See Notes to Financial Statements

SunAmerica Growth and Income Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999

                                                                     Value
                  Security Description                    Shares   (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 89.9%
Automotive -- 0.9%
 Ford Motor Co. .........................................  20,000 $ 1,003,750
 General Motors Corp. ...................................  15,000     944,063
                                                                  -----------
                                                                    1,947,813
                                                                  -----------

Banks -- 4.7%
 Bank of New York Co., Inc. .............................  30,000   1,003,125
 BankAmerica Corp. ......................................  20,400   1,136,025
 Chase Manhattan Corp. ..................................  45,000   3,391,875
 Firstar Corp. ..........................................  40,000   1,025,000
 First Union Corp. ......................................  17,500     622,344
 Mellon Bank Corp. ......................................  60,000   2,025,000
 Summit Bancorp. ........................................  30,000     973,125
                                                                  -----------
                                                                   10,176,494
                                                                  -----------

Broadcasting & Media -- 8.4%
 AT&T Corp.-Liberty Media Group+......................... 110,000   4,083,750
 CBS Corp.+..............................................  45,300   2,095,125
 Clear Channel Communications, Inc.+.....................  35,000   2,795,625
 Comcast Corp., Class A+.................................  60,000   2,392,500
 Disney (Walt) Co. ......................................  25,000     646,875
 MediaOne Group, Inc.+...................................  50,000   3,415,625
 Time Warner, Inc. ......................................  50,000   3,037,500
                                                                  -----------
                                                                   18,467,000
                                                                  -----------

Chemicals -- 0.6%
 du Pont (E.I.) de Nemours & Co. ........................  20,000   1,217,500
                                                                  -----------

Communication Equipment -- 2.8%
 JDS Uniphase Corp.+.....................................  20,000   2,276,250
 Nokia Corp., Class A ADR................................  30,000   2,694,375
 QUALCOMM, Inc.+.........................................   6,000   1,135,125
                                                                  -----------
                                                                    6,105,750
                                                                  -----------

Computers & Business Equipment -- 9.8%
 Cisco Systems, Inc.+....................................  60,000   4,113,750
 Dell Computer Corp.+....................................  60,000   2,508,750
 EMC Corp.+.............................................. 100,000   7,143,750
 Hewlett-Packard Co. ....................................  12,600   1,159,200
 Honeywell, Inc. ........................................  15,000   1,669,687
 International Business Machines Corp. ..................  40,000   4,855,000
                                                                  -----------
                                                                   21,450,137
                                                                  -----------

Conglomerate -- 6.9%
 General Electric Co. ...................................  65,000   7,706,562
 Schlumberger Ltd. ......................................  60,000   3,738,750
 Tyco International Ltd. ................................  35,000   3,613,750
                                                                  -----------
                                                                   15,059,062
                                                                  -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)

Department Stores -- 0.9%
 Wal-Mart Stores, Inc. ....................................  40,000 $ 1,902,500
                                                                    -----------

Electronics -- 8.6%
 Conexant Systems, Inc. ...................................  30,900   2,245,078
 Intel Corp. ..............................................  65,000   4,830,313
 Micron Technology, Inc.+..................................  40,000   2,662,500
 Motorola, Inc. ...........................................  40,000   3,520,000
 National Semiconductor Corp.+.............................  50,000   1,525,000
 Texas Instruments, Inc. ..................................  50,000   4,112,500
                                                                    -----------
                                                                     18,895,391
                                                                    -----------

Energy Services -- 1.7%
 Baker Hughes, Inc. .......................................  60,000   1,740,000
 Halliburton Co. ..........................................  50,000   2,050,000
                                                                    -----------
                                                                      3,790,000
                                                                    -----------

Energy Sources -- 5.1%
 Chevron Corp. ............................................  15,000   1,331,250
 Coastal Corp. ............................................  60,000   2,456,250
 Exxon Corp. ..............................................  27,000   2,050,312
 Mobil Corp. ..............................................  30,000   3,022,500
 Royal Dutch Petroleum Co. ................................  40,000   2,362,500
                                                                    -----------
                                                                     11,222,812
                                                                    -----------

Financial Services -- 8.2%
 American Express Co. .....................................  35,000   4,711,875
 Capital One Financial Corp. ..............................  70,000   2,730,000
 Citigroup, Inc. ..........................................  80,550   3,544,200
 Federal National Mortgage Association.....................  35,000   2,194,062
 Merrill Lynch & Co., Inc. ................................  25,000   1,679,688
 Morgan Stanley Dean Witter & Co. .........................  30,000   2,675,625
 Wells Fargo Co. ..........................................  10,000     396,250
                                                                    -----------
                                                                     17,931,700
                                                                    -----------

Food, Beverage & Tobacco -- 1.8%
 Anheuser-Busch Cos., Inc. ................................  40,000   2,802,500
 Philip Morris Cos., Inc. .................................  35,000   1,196,563
                                                                    -----------
                                                                      3,999,063
                                                                    -----------
Forest Products -- 0.5%
 Georgia-Pacific Group.....................................  30,000   1,215,000
                                                                    -----------

Household Products -- 1.2%
 Warner-Lambert Co.........................................  40,000   2,655,000
                                                                    -----------

Internet Content -- 1.1%
 Lycos, Inc.+..............................................  50,000   2,506,250
                                                                    -----------


SunAmerica Growth and Income Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999--(continued)


                                                                       Value
                   Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Leisure & Tourism -- 0.6%
 Carnival Corp. ...........................................  30,000 $ 1,305,000
                                                                    -----------

Medical Products -- 3.1%
 Amgen, Inc.+..............................................  35,000   2,852,500
 Genzyme Molecular Oncology+...............................       1           4
 Johnson & Johnson Co. ....................................  44,000   4,042,500
                                                                    -----------
                                                                      6,895,004
                                                                    -----------

Metals & Mining -- 1.0%
 Alcoa, Inc. ..............................................  35,000   2,172,188
                                                                    -----------

Pharmaceuticals -- 4.0%
 Abbott Laboratories, Inc. ................................  45,000   1,653,750
 Biogen, Inc.+.............................................  30,000   2,364,375
 Merck & Co., Inc. ........................................  30,000   1,944,375
 Pfizer, Inc. .............................................  45,000   1,617,188
 Schering-Plough Corp. ....................................  30,000   1,308,750
                                                                    -----------
                                                                      8,888,438
                                                                    -----------

Restaurants -- 1.4%
 McDonald's Corp. .........................................  70,000   3,010,000
                                                                    -----------

Software -- 3.7%
 Microsoft Corp.+..........................................  90,000   8,150,625
                                                                    -----------

Specialty Retail -- 4.3%
 Best Buy Co., Inc. .......................................  30,000   1,861,875
 Dayton Hudson Corp. ......................................  15,000     900,937
 Gap, Inc. ................................................  62,500   2,000,000
 Home Depot, Inc. .........................................  40,000   2,745,000
 Tandy Corp. ..............................................  40,000   2,067,500
                                                                    -----------
                                                                      9,575,312
                                                                    -----------


                                                      Shares/
                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

Telecommunications -- 6.3%
 AT&T Corp. .....................................      60,000      $  2,610,000
 GTE Corp. ......................................      30,000         2,306,250
 Lucent Technologies, Inc. ......................      50,000         3,243,750
 MCI WorldCom, Inc.+.............................      50,000         3,593,750
 SBC Communications, Inc. .......................      40,000         2,042,500
                                                                   ------------
                                                                     13,796,250
                                                                   ------------

Utilities -- 2.3%
 Energy East Corp. ..............................      50,000         1,187,500
 Enron Corp. ....................................      60,000         2,475,000
 PECO Energy, Inc.+..............................      40,000         1,500,000
                                                                   ------------
                                                                      5,162,500
                                                                   ------------

Total Common Stock
 (cost $153,370,386).............................                   197,496,789
                                                                   ------------

U.S. TREASURY BONDS -- 1.5%
 5.25% due 2/15/29
 (cost $3,549,763)...............................     $ 3,750         3,281,850
                                                                   ------------

Total Investment Securities -- 91.4%
 (cost $156,920,149).............................                   200,778,639
                                                                   ------------

REPURCHASE AGREEMENT -- 8.4%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2) (cost $18,367,000)...      18,367        18,367,000
                                                                   ------------

TOTAL INVESTMENTS --
 (cost $175,287,149).............................        99.8%      219,145,639
Other assets less liabilities....................         0.2           440,625
                                                      -------      ------------
NET ASSETS --                                           100.0%     $219,586,264
                                                      =======      ============

------
+ Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

SunAmerica "Dogs" of Wall Street Fund
PORTFOLIO OF INVESTMENTS--September 30, 1999

                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 99.7%
Automotive -- 12.3%
 Cooper Tire & Rubber Co.................................. 311,147 $  5,483,966
 General Motors Corp. ....................................  84,503    5,318,408
 Genuine Parts Co. ....................................... 186,440    4,952,312
 Goodyear Tire & Rubber Co. .............................. 122,664    5,903,205
                                                                   ------------
                                                                     21,657,891
                                                                   ------------

Business Services -- 3.2%
 Bemis Co., Inc. ......................................... 166,039    5,624,571
                                                                   ------------

Chemicals -- 12.4%
 Air Products & Chemicals, Inc. .......................... 160,371    4,660,782
 du Pont (E.I.) de Nemours & Co. ......................... 111,187    6,768,509
 Nalco Chemical Co. ...................................... 206,771   10,441,935
                                                                   ------------
                                                                     21,871,226
                                                                   ------------

Conglomerate -- 3.0%
 National Service Industries, Inc. ....................... 166,883    5,256,815
                                                                   ------------

Department Stores -- 3.2%
 May Department Stores Co. ............................... 153,299    5,585,832
                                                                   ------------

Electronics  -- 3.6%
 Emerson Electric Co. .................................... 100,224    6,332,904
                                                                   ------------

Energy Sources -- 8.0%
 Chevron Corp. ...........................................  73,209    6,497,299
 Royal Dutch Petroleum Co. ............................... 127,092    7,506,371
                                                                   ------------
                                                                     14,003,670
                                                                   ------------

Entertainment Products -- 3.7%
 Eastman Kodak Co. .......................................  85,750    6,468,766
                                                                   ------------

Financial Services -- 3.7%
 J.P. Morgan & Co., Inc. .................................  57,464    6,565,262
                                                                   ------------

Food, Beverage & Tobacco -- 19.7%
 Bestfoods................................................ 113,230    5,491,655
 ConAgra, Inc. ........................................... 192,638    4,346,395
 H.J. Heinz & Co. ........................................ 108,378    4,660,254
 Kellogg Co. ............................................. 180,635    6,762,523
 Philip Morris Cos., Inc. ................................ 113,100    3,866,606

                                                                      Value
                  Security Description                    Shares     (Note 2)

Food, Beverage & Tobacco (continued)
 UST, Inc. .............................................. 179,652  $  5,423,245
 Winn-Dixie Stores, Inc. ................................ 136,789     4,060,923
                                                                   ------------
                                                                     34,611,601
                                                                   ------------

Forest Products -- 3.8%
 International Paper Co. ................................ 140,898     6,771,910
                                                                   ------------

Household Products -- 2.7%
 International Flavors & Fragrances, Inc. ............... 140,289     4,839,971
                                                                   ------------

Housing -- 2.4%
 Newell Rubbermaid, Inc. ................................ 150,047     4,285,717
                                                                   ------------

Machinery -- 4.2%
 Caterpillar, Inc. ...................................... 134,921     7,395,357
                                                                   ------------

Metals & Mining -- 4.6%
 Minnesota Mining & Manufacturing Co. ...................  84,219     8,090,288
                                                                   ------------

Specialty Retail -- 2.3%
 American Greetings Corp., Class A....................... 153,864     3,961,998
                                                                   ------------

Telecommunications -- 4.1%
 Alltel Corp. ........................................... 103,161     7,259,955
                                                                   ------------

Transportation -- 2.8%
 Norfolk Southern Corp. ................................. 198,850     4,871,825
                                                                   ------------

Total Investment Securities -- 99.7%
 (cost $185,496,779).....................................           175,455,559
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $185,496,779).....................................    99.7%  175,455,559
Other assets less liabilities............................     0.3       538,817
                                                          -------  ------------
NET ASSETS --                                               100.0% $175,994,376
                                                          =======  ============

See Notes to Financial Statements

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS--September 30, 1999

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), formerly SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund (" "Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Growth Opportunities seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  Small Company Growth seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--   Offered at net asset value per share plus an initial
                     sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

  Class B shares--   Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

  Class II shares--  Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)


  Class Z shares--   Offered at net asset value per share exclusively for sale
                     to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

  proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 1999, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Small Company Growth Fund and Growth and Income Fund had a 6.6%, 2.3%, 2.0%, 8.1% and 6.3% undivided interest, respectively, which represented $19,122,000, $6,665,000, $5,648,000, $23,555,000 and
  $18,367,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefor were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 5.05% dated 9/30/99, in the principal amount of $289,284,000 repurchase price $289,324,580 due 10/01/99, collaterized by $25,755,000 U.S. Treasury Note 4.50% due 9/30/00,
  $50,500,000 U.S. Treasury Note 6.375% due 3/31/01, $25,510,000 U.S. Treasury
  Note 4.625% due 12/31/00, $49,710,000 U.S. Treasury Note 5.75% due 10/31/00,
  $75,315,000 U.S. Treasury Note 6.125% due 7/31/00, $40,090,000 U.S. Treasury
  Note 3.875% due 1/15/09, $45,000 U.S. Treasury Bond 7.25% due 5/15/16,
  approximate aggregate collateral value $295,517,691.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)


  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 1999, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           Accumulated   Accumulated
                                          Undistributed Undistributed    Paid
                                          Net Realized  Net Investment    In
                                            Gain/Loss    Income/Loss   Capital
                                          ------------- -------------- --------
   Balanced Assets Fund..................  $  (313,573)   $  313,573   $     --
   Blue Chip Growth Fund.................     (612,712)      612,712         --
   Growth Opportunities Fund.............     (700,529)      700,529         --
   Small Company Growth Fund.............   (2,304,110)    2,304,110         --
   Growth and Income Fund................     (951,789)      951,789         --
   "Dogs" of Wall Street Fund............           --        10,862    (10,862)

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)


  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the fiscal year ended September 30, 1999, transactions in written option contracts were as follows:

                                                            Small Company
                                                             Growth Fund
                                                        ----------------------
                                                        Contracts    Amount
                                                        --------- ------------
     Written option contracts as of 9/30/98............    (902)  $   (649,698)
     Options written during the period.................  (7,471)   (13,314,469)
     Written options assigned during the period........     322        160,029
     Written options closed during the period..........   7,653     11,738,319
     Net realized gain on written options closed.......     --       1,559,435
                                                         ------   ------------
     Written option contracts as of 9/30/99............    (398)  $   (506,384)
                                                         ======   ============

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the fiscal year ended September 30, 1999, SAAMCo earned fees in the amounts stated on the Statement of Operations.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

  For the fiscal year ended September 30, 1999, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II................................ $ 27,876
        Blue Chip Growth Class II ..............................   21,276
        Growth Opportunities Class II...........................   22,232
        Small Company Growth Class II...........................   27,286
        Small Company Growth Class Z............................   44,107
        Growth and Income Class II..............................   19,635
        Growth and Income Class Z...............................   36,877
        "Dogs" of Wall Street Class A...........................   62,815
        "Dogs" of Wall Street Class B...........................  103,645
        "Dogs" of Wall Street Class II..........................  131,812

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the fiscal year ended September 30, 1999, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

  of each Fund's Class B and Class II shares. SACS has advised the Funds that for the fiscal year ended September 30, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                            Class A                     Class B
                            ---------------------------------------- -------------
                                                                      Contingent
                              Sales      Affiliated   Non-affiliated   Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges
                            ---------- -------------- -------------- -------------
   Balanced Assets Fund.... $1,479,533   $1,036,681       $253,564     $178,476
   Blue Chip Growth Fund...    298,085      139,528        119,176       86,111
   Growth Opportunities
    Fund...................    130,444       69,410         43,815       10,075
   Small Company Growth
    Fund...................    390,768      198,821        140,202      221,333
   Growth and Income Fund..    730,023      379,034        252,049      223,383
   "Dogs" of Wall Street
    Fund...................  1,180,588      163,406        876,005      180,715
                                            Class II                   Class II
                            ---------------------------------------- -------------
                                                                      Contingent
                              Sales      Affiliated   Non-affiliated   Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges
                            ---------- -------------- -------------- -------------
   Balanced Assets Fund.... $  110,708     $ 38,363     $   72,345      $ 1,443
   Blue Chip Growth Fund...      6,906        3,335          3,571        1,481
   Growth Opportunities
    Fund...................      8,863        6,906          1,957          942
   Small Company Growth
    Fund...................     33,111       10,190         22,921          358
   Growth and Income Fund..    112,774       31,990         80,784        8,210
   "Dogs" of Wall Street
    Fund...................  1,298,256       61,658      1,236,598       60,921

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the fiscal year ended September 30, 1999, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                              Payable at
                                     Expense              September 30, 1999
                            -------------------------- ------------------------
                            Class A  Class B  Class II Class A Class B Class II
                            -------- -------- -------- ------- ------- --------
   Balanced Assets Fund.... $518,107 $401,122 $  4,339 $47,003 $32,875 $ 1,449
   Blue Chip Growth Fund...  207,879  100,604      535  18,845   9,036     133
   Growth Opportunities
    Fund...................  108,900   29,879      492  10,393   3,012     165
   Small Company Growth
    Fund...................  310,544  171,678    2,418  26,957  14,306     528
   Growth and Income Fund..  168,970  238,791    9,772  15,925  22,419   1,801
   "Dogs" of Wall Street
    Fund...................   58,970  103,241  150,474   5,039  10,471  17,649

                            SunAmerica Equity Funds
       NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)
Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 1999 were as follows:

                               Balanced    Blue Chip     Growth     Small Company  Growth and   "Dogs" of
                                Assets      Growth    Opportunities    Growth        Income    Wall Street
                                 Fund        Fund         Fund          Fund          Fund         Fund
                             ------------ ----------- ------------- ------------- ------------ ------------
   Purchases (excluding
    U.S. government
    securities)............  $167,037,611 $95,962,442 $133,296,935  $352,915,206  $142,163,964 $169,662,818
   Sales (excluding U.S.
    government securities).   195,302,527  90,996,318  136,784,817   370,290,438   111,862,292   47,738,928
   Purchases of U.S.
    government securities..   352,566,348   1,178,583      585,435            --     3,548,242           --
   Sales of U.S. government
    securities.............   295,090,054   1,022,984      529,382            --            --           --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

                               Balanced     Blue Chip       Growth     Small Company   Growth and    "Dogs" of
                                Assets        Growth     Opportunities    Growth         Income     Wall Street
                                 Fund          Fund          Fund          Fund           Fund          Fund
                             ------------  ------------  ------------- -------------  ------------  ------------
    Cost (tax basis)........ $363,122,113  $110,240,132   $58,852,587  $185,444,017   $176,156,072  $185,763,332
                             ============  ============   ===========  ============   ============  ============
    Appreciation............ $ 83,713,707  $ 40,287,801   $19,055,459  $ 53,442,491   $ 46,509,046  $  9,188,900
    Depreciation............   (7,480,274)   (1,721,529)   (2,088,726)  (10,981,604)    (3,519,479)  (19,496,673)
                             ------------  ------------   -----------  ------------   ------------  ------------
    Net unrealized
     appreciation
     (depreciation)......... $ 76,233,433  $ 38,566,272   $16,966,733  $ 42,460,887   $ 42,989,567  $(10,307,773)
                             ============  ============   ===========  ============   ============  ============

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each fund were as follows:

                                                           Balanced Assets Fund
                     --------------------------------------------------------------------------------------------------------
                                          Class A                                              Class B
                     ----------------------------------------------------  --------------------------------------------------
                              For the                    For the                   For the                   For the
                            year ended                 year ended                year ended                year ended
                        September 30, 1999         September 30, 1998        September 30, 1999        September 30, 1998
                     --------------------------  ------------------------  ------------------------  ------------------------
                       Shares        Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ------------ -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....    3,741,527  $  74,343,358   2,254,719  $ 41,748,177   2,870,181  $ 57,135,480   1,661,113  $ 30,769,547
   Reinvested
    dividends......      968,048     17,924,078   1,076,384    18,447,868     745,946    13,710,236   1,020,631    17,400,232
   Shares redeemed.   (2,480,966)   (49,258,207) (1,961,244)  (36,288,098) (3,987,318)  (79,355,310) (2,853,943)  (52,660,559)
                     -----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....    2,228,609  $  43,009,229   1,369,859  $ 23,907,947    (371,191) $ (8,509,594)   (172,199) $ (4,490,780)
                     ===========  =============  ==========  ============  ==========  ============  ==========  ============
                       Balanced Assets Fund
                     --------------------------
                             Class II
                     --------------------------
                          For the period
                     February 2, 1999* through
                        September 30, 1999
                     -------------------------
                       Shares        Amount
                     ------------ -------------
   Shares sold.....      476,801     $9,535,732
   Reinvested
    dividends......        1,076         21,568
   Shares redeemed.      (28,795)      (587,100)
                     -----------  -------------
   Net increase....      449,082     $8,970,200
                     ===========  =============


  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

                                                           Blue Chip Growth Fund
                     --------------------------------------------------------------------------------------------------------
                                          Class A                                              Class B
                     -----------------------------------------------------  -------------------------------------------------
                              For the                     For the                  For the                   For the
                             year ended                 year ended                year ended               year ended
                         September 30, 1999         September 30, 1998        September 30, 1999       September 30, 1998
                     ---------------------------  ------------------------  -----------------------  ------------------------
                        Shares        Amount        Shares       Amount       Shares      Amount       Shares       Amount
                     ------------  -------------  ----------  ------------  ----------  -----------  ----------  ------------
   Shares sold.....     1,395,707  $ 31,876,762      735,069  $ 14,494,612   1,093,294  $23,531,927     845,608  $ 16,159,070
   Reinvested
    dividends......       280,737      5,589,485     464,861     8,130,414     143,947    2,734,989     270,094     4,553,792
   Shares redeemed.    (1,177,480)   (26,698,827)   (656,032)  (13,020,484) (1,075,965) (22,939,437) (1,011,200)  (19,292,333)
                     ------------  -------------  ----------  ------------  ----------  -----------  ----------  ------------
   Net increase....       498,964  $ 10,767,420      543,898  $  9,604,542     161,276  $ 3,327,479     104,502  $  1,420,529
                     ============  =============  ==========  ============  ==========  ===========  ==========  ============
                       Blue Chip Growth Fund
                     ---------------------------
                              Class II
                     ---------------------------
                           For the period
                     February 2, 1999* through
                        September 30, 1999
                     ---------------------------
                        Shares        Amount
                     ------------  -------------
   Shares sold.....        36,737  $     827,690
   Reinvested
    dividends......            --             --
   Shares redeemed.        (1,762)       (40,936)
                     ------------  -------------
   Net increase....        34,975  $     786,754
                     ============  =============

                                                         Growth Opportunities Fund
                     --------------------------------------------------------------------------------------------------------
                                          Class A                                              Class B
                     -----------------------------------------------------  -------------------------------------------------
                              For the                     For the                  For the                   For the
                             year ended                 year ended                year ended               year ended
                         September 30, 1999         September 30, 1998        September 30, 1999       September 30, 1998
                     ---------------------------  ------------------------  -----------------------  ------------------------
                        Shares        Amount        Shares       Amount       Shares      Amount       Shares       Amount
                     ------------  -------------  ----------  ------------  ----------  -----------  ----------  ------------
   Shares sold.....       647,573  $ 14,130,770    1,824,307  $ 32,027,068     446,721  $ 8,713,279     141,012  $  2,392,690
   Reinvested
    dividends......       160,377      2,716,783     463,048     7,413,406      50,619      816,509     141,127     2,175,071
   Shares redeemed.      (674,346)   (14,174,781) (2,146,098)  (38,180,050)   (388,091)  (7,334,459)   (322,783)   (5,561,595)
                     ------------  -------------  ----------  ------------  ----------  -----------  ----------  ------------
   Net increase
    (decrease).....       133,604  $   2,672,772     141,257  $  1,260,424     109,249  $ 2,195,329     (40,644) $   (993,834)
                     ============  =============  ==========  ============  ==========  ===========  ==========  ============
                        Mid-Cap Growth Fund
                     ---------------------------
                              Class II
                     ---------------------------
                           For the Period
                     February 2, 1999* through
                         September 30, 1999
                     ---------------------------
                        Shares        Amount
                     ------------  -------------
   Shares sold.....        52,670  $   1,119,971
   Reinvested
    dividends......            --             --
   Shares redeemed.        (2,927)       (63,536)
                     ------------  -------------
   Net increase....        49,743  $   1,056,435
                     ============  =============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

                                                              Small Company Growth Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class A                                              Class B
                          ----------------------------------------------------  ---------------------------------------------------
                                  For the                    For the                    For the                    For the
                                year ended                 year ended                  year ended                year ended
                            September 30, 1999         September 30, 1998          September 30, 1999        September 30, 1998
                          ------------------------  --------------------------  -------------------------  ------------------------
                            Shares       Amount       Shares        Amount        Shares       Amount        Shares       Amount
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Shares sold.....           7,435,823  $180,133,194    8,331,031  $ 192,281,985   1,827,575  $  44,195,336   1,709,037  $ 38,946,749
Reinvested
 dividends......             356,879     7,419,565      667,493     14,571,367     233,735      4,648,997     459,359     9,686,009
Shares redeemed.          (7,884,868) (192,885,231) (10,040,494)  (233,026,673) (2,442,035)   (58,751,232) (3,358,273)  (75,980,708)
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Net increase
 (decrease).....             (92,166) $ (5,332,472)  (1,041,970) $ (26,173,321)   (380,725) $  (9,906,899) (1,189,877) $(27,347,950)
                          ==========  ============  ===========  =============  ==========  =============  ==========  ============

                                                              Small Company Growth Fund
                          ---------------------------------------------------------------------------------------------------------
                                              Class II                                              Class Z
                          ----------------------------------------------------  ---------------------------------------------------
                                  For the                For the period                 For the                    For the
                                year ended          February 2, 1998* through          year ended                 year ended
                            September 30, 1999         September 30, 1998          September 30, 1999       September 30, 1998
                          ------------------------  --------------------------  -------------------------  ------------------------
                            Shares       Amount       Shares        Amount        Shares       Amount        Shares       Amount
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Shares sold.....             153,773  $  3,914,562        9,190  $     203,790      17,600  $     456,470      27,354  $    655,620
Reinvested
 dividends......                 703        13,966           --             --       2,049         43,229       4,828       106,220
Shares redeemed.             (63,916)   (1,601,062)          (2)           (40)    (11,228)      (301,784)    (36,314)     (803,485)
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Net increase (decrease).      90,560  $  2,327,466        9,188  $     203,750       8,421  $     197,915      (4,132) $    (41,645)
                          ==========  ============  ===========  =============  ==========  =============  ==========  ============
                                                                Growth and Income Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class A                                              Class B
                          ----------------------------------------------------  ---------------------------------------------------
                                  For the                    For the                    For the                    For the
                                year ended                 year ended                  year ended                year ended
                            September 30, 1999         September 30, 1998          September 30, 1999        September 30, 1998
                          ------------------------  --------------------------  -------------------------  ------------------------
                            Shares       Amount       Shares        Amount        Shares       Amount        Shares       Amount
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Shares sold.....           1,879,078  $ 29,780,045    1,912,402  $  25,967,840   2,833,246  $  43,697,682   3,176,130  $ 42,351,160
Reinvested
 dividends......             144,275     2,042,900      403,557      5,004,107     201,016      2,802,174     459,379     5,645,769
Shares redeemed.          (1,157,268)  (18,117,327)  (1,363,478)   (18,739,155) (1,640,931)  (24,970,652)  (1,533,431)  (20,501,966)
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Net increase....             866,085  $ 13,705,618      952,481  $  12,232,792   1,393,331  $  21,529,204   2,102,078  $ 27,494,963
                          ==========  ============  ===========  =============  ==========  =============  ==========  ============
                                                                Growth and Income Fund
                          ---------------------------------------------------------------------------------------------------------
                                              Class II                                              Class Z
                          ----------------------------------------------------  ---------------------------------------------------
                                  For the                For the period                 For the                For the period
                                year ended          February 2, 1998* through          year ended          April 15, 1998* through
                            September 30, 1999         September 30, 1998          September 30, 1999        September 30, 1998
                          ------------------------  --------------------------  -------------------------  ------------------------
                            Shares       Amount       Shares        Amount        Shares       Amount        Shares       Amount
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Shares sold.....             670,592   $10,609,786       95,450  $   1,274,778       6,141  $      99,370       7,288  $    101,080
Reinvested
 dividends......               4,148        57,767           --             --         272          3,872          --            --
Shares redeemed.             (50,279)    (796,972)      (19,042)      (252,084)       (365)        (6,622)        (12)         (154)
                          ----------  ------------  -----------  -------------  ----------  -------------  ----------  ------------
Net increase....             624,461   $ 9,870,581       76,408  $   1,022,694       6,048  $      96,620       7,276  $    100,926
                          ==========  ============  ===========  =============  ==========  =============  ==========  ============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

                                                          "Dogs" of Wall Street Fund
                        ---------------------------------------------------------------------------------------------------
                                            Class A                                            Class B
                        --------------------------------------------------  -----------------------------------------------
                                For the               For the period                For the             For the period
                               year ended          June 8, 1998* through          year ended         June 8, 1998* through
                           September 30, 1999       September 30, 1998        September 30, 1999      September 30, 1998
                        ------------------------- ------------------------  ------------------------ ----------------------
                          Shares       Amount       Shares       Amount      Shares       Amount      Shares      Amount
                        ----------  ------------- ----------  ------------  ---------  ------------- ---------  -----------
   Shares sold.........  1,864,365  $  22,888,071  3,596,931  $ 43,876,855  3,764,882  $ 46,144,,668 1,811,906  $21,338,291
   Reinvested
    dividends..........     18,802        224,876         --            --     16,481        197,111        --           --
   Shares redeemed..... (1,166,882)  (14,371,053) (2,089,355)  (25,427,269)  (868,522)  (10,701,512)   (23,537)    (272,423)
                        ----------  ------------- ----------  ------------  ---------  ------------- ---------  -----------
   Net increase........    716,285  $   8,741,894  1,507,576  $ 18,449,586  2,912,841  $  35,640,267 1,788,369  $21,065,868
                        ==========  ============= ==========  ============  =========  ============= =========  ===========
                                   "Dogs" of Wall Street Fund
                        --------------------------------------------------
                                            Class II
                        --------------------------------------------------
                                For the               For the period
                               year ended          June 8, 1998* through
                           September 30, 1999       September 30, 1998
                        ------------------------- ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------- ----------  ------------
   Shares sold.........  7,015,914  $  86,489,034  1,874,062  $ 21,947,206
   Reinvested
    dividends..........     23,624        282,539         --            --
   Shares redeemed.....   (897,323)  (11,100,097)    (51,153)     (602,698)
                        ----------  ------------- ----------  ------------
   Net increase........  6,142,215  $  75,671,476  1,822,909  $ 21,344,508
                        ==========  ============= ==========  ============

  * Inception of the class

Note 7. Commitments and Contingencies

  The SunAmerica family of mutual funds may borrow up to $100,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 -- (continued)

  an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of September 30, 1999, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Small Company Growth Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $53,202, $16,235, $8,763, $35,403,
  $10,695 and $2,744, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the fiscal year ended September 30, 1999 expensed $12,118, $3,826, $1,813, $7,038, $4,741 and $2,744, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

SunAmerica Equity Funds
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Equity Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund (formerly SunAmerica Mid-Cap Growth Fund), SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund and SunAmerica "Dogs" of Wall Street Fund (constituting SunAmerica Equity Funds, hereafter referred to as the "Fund") at September 30, 1999, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
November 10, 1999

SunAmerica Equity Funds
SHAREHOLDER TAX INFORMATION

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 1999. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1999. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 2000.

During the year ended September 30, 1999 the Funds paid the following dividends per share:

                                                               Net        Net
                                                    Net     short-term long-term
                                         Total   Investment  capital    capital
                                       dividends   income     gains*     gains
                                       --------- ---------- ---------- ---------
Balanced Assets Class A...............   $1.73      $.26       $.42      $1.05
Balanced Assets Class B...............    1.62       .15        .42       1.05
Balanced Assets Class II..............     .08       .08         --         --
Blue Chip Growth Class A..............    1.47        --        .44       1.03
Blue Chip Growth Class B..............    1.47        --        .44       1.03
Blue Chip Growth Class II.............      --        --         --         --
Growth Opportunities Class A..........    1.17        --        .67        .50
Growth Opportunities Class B..........    1.17        --        .67        .50
Growth Opportunities Class II.........      --        --         --         --
Small Company Growth Class A..........    1.40        --        .06       1.34
Small Company Growth Class B..........    1.40        --        .06       1.34
Small Company Growth Class II.........    1.40        --        .06       1.34
Small Company Growth Class Z..........    1.40        --        .06       1.34
Growth and Income Class A.............     .47        --        .22        .25
Growth and Income Class B.............     .47        --        .22        .25
Growth and Income Class II............     .47        --        .22        .25
Growth and Income Class Z.............     .47        --        .22        .25
"Dogs" of Wall Street Class A.........     .13       .13         --         --
"Dogs" of Wall Street Class B.........     .08       .08         --         --
"Dogs" of Wall Street Class II........     .08       .08         --         --

------
* Short-term capital gains are treated as ordinary income for tax purposes.

For the year ended September 30, 1999, 23.49%, 45.84%, 8.32%, 9.86%, 56.42% and
64.80% of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Small Company Growth Fund, Growth and Income Fund and "Dogs" of Wall Street Fund respectively, qualified for the 70% dividends received deductions for corporations.

SunAmerica Equity Funds
COMPARISONS: PORTFOLIOS vs. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

                                        This fiscal year was characterized by
                                        a volatile roller coaster of interest
                                        rates, inflationary pressures, and
                                        economic growth both in the U.S. and
                                        abroad. The result, overall, was
                                        record highs for the equity markets
                                        and disappointing returns for the bond
                                        markets. In such an environment, the
                                        Balanced Assets Fund's higher exposure
                                        to equities than the traditional
                                        balanced fund led to its
                                        outperformance of the Lehman
                                        Intermediate Government Index. Your
                                        Fund also outperformed its group
                                        average for the twelve months ending
                                        September 30, 1999 and ranked in the
                                        top decile among its peers for both
                                        its one-year and three-year
                                        performance through the end of the
                                        third calendar quarter (tracked by
                                        Lipper Analytical Services). Of
                                        course, due to its fixed income
                                        component, it underperformed the S&P
                                        500 Index, which is an unmanaged index
                                        and not available as an investment.
                                        However, the Fund's neutral to the
                                        Index duration in its high quality
                                        fixed income allocation helped cushion
                                        the portfolio during these uncertain
                                        times.




[GRAPH]
        Balanced Assets           S&P 500             Lehman Bros.
           Class B        (dividends reinvested)    Int Gov't Index
9/89        10,000                10,000                10,000
6/90        10,678                10,479                10,703
6/91        11,093                11,254                11,830
6/92        11,924                12,764                13,350
6/93        14,344                14,503                14,691
9/93        14,838                14,877                15,022
9/94        14,816                15,427                14,796
9/95        17,774                20,018                16,367
9/96        19,540                24,086                17,203
9/97        24,248                33,832                18,550
9/98        26,337                36,894                20,518
9/99        32,133                47,151                20,647

                     Class A              Class B            Class II
                             SEC                 SEC                 SEC
   Balanced    Cumulative  Average Cumulative  Average Cumulative  Average
    Assets     Traditional Annual  Traditional Annual  Traditional Annual
     Fund        Return+   Return    Return+   Return    Return+   Return
1 Year Return     22.11%   15.09%    21.38%    17.38%      N/A       N/A
5 Year Return    122.50%   15.96%   115.59%    16.39%      N/A       N/A
10 Year Return     N/A       N/A    221.33%    12.38%      N/A       N/A
Since Inception* 124.50%   13.27%   490.18%    12.87%     0.95%      N/A
+ Traditional returns do not include sales load.
* Inception Date - Class A: 9/24/93; Class B; 1/29/85; Class II: 2/02/99
  Fund changed its fiscal year end from June 30, as of September 24, 1993.
  For the 12 month period ending September 30, 1999, Sun America Balanced Assets Class B return 21.38%, compared to 27.80% for the S&P 500 Index and 0.63% for the Lehman Bros. Int. Gov't Index.
  (Past performance is no guarantee of future results.)

                            SunAmerica Equity Funds
               COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

                                    [CHART]
           Blue Chip Growth Class B     S&P 500 (dividends reinvested)
 9/89               10,000                          10,000
12/89                9,203                          10,165
12/90                6,892                           9,849
12/91                8,949                          12,850
12/92                9,706                          13,829
 9/93               11,627                          14,877
 9/94               11,417                          15,427
 9/95               13,759                          20,018
 9/96               15,570                          24,086
 9/97               20,551                          33,832
 9/98               21,452                          36,894
 9/99               29,057                          47,151

The Blue Chip Growth Fund significantly outperformed the S&P 500 Index for the fiscal year and it ranked in the top decile of its Lipper category average, primarily because of strong sector positioning and stock selection. Your Fund was overweighted in the technology sector, which as of September 30, 1999 constituted 25% of the market capitalization of the S&P 500 Index, up from 8% just ten years ago. All but three of the top eleven Index contributors were technology stocks, and your Fund was invested in all but one of those top-performing stocks. The Fund also benefited from its overweighting in the energy sector, which rose as oil prices did in the spring of 1999. While past performance does not guarantee future results, blue chip stocks continued to outperform other stocks in this highly volatile market.

                     Class A              Class B             Class II
                             SEC                  SEC                  SEC
   Blue Chip   Cumulative  Average  Cumulative  Average Cumulative   Average
    Growth     Traditional Annual  Traditional  Annual  Traditional  Annual
     Fund        Return+   Return    Return+    Return    Return+    Return
1 Year Return     36.39%   28.45%     35.45%    31.45%      N/A        N/A
5 Year Return    163.04%   19.91%    154.52%    20.35%      N/A        N/A
10 Year Return     N/A      N/A      190.57%    11.26%      N/A        N/A
Since Inception* 160.26%   16.20%    493.11%    13.01%     2.94%       N/A

+ Traditional returns do not include sales load.
* Inception Date - Class A; 10/08/93; Class B 3/13/85; Class II: 2/02/99
  Fund changed its fiscal year end from December 31 to September4 30 as of September 24, 1993.
  For the 12 month period ending September 30, 1999, SunAmerica Blue Chip Growth Class B returned 35.45%, compared to 27.80% for the S&P 500 Index. (Past performance is not guarantee of future results.)

SunAmerica Equity Funds
COMPARISONS: PORTFOLIOS vs. INDEXES--(continued)





                                    [CHART]
            Growth Opportunities          S&P 500           Russell Mid Cap
                   Class A         (dividends reinvested)     Growth Index
       9/89           9,425                  10,000                10,000
                 11/89           8,941                   9,926
      11/90           7,366                   9,582                 8,402
      11/91           9,658                  11,531                12,510
      11/92          11,727                  13,661                13,664
       9/93          14,122                  14,877                16,429
       9/94          12,767                  15,427                16,828
       9/95          16,534                  20,018                21,821
       9/96          18,671                  24,086                25,384
       9/97          22,693                  33,832                32,910
       9/98          21,740                  36,894                29,823
       9/99          33,137                  47,151                40,921
The Growth Opportunities Fund outperformed the Russell Mid Cap Growth Index, the S&P 500 Index, and its peers for the twelve months ending September 30, 1999. Although mid-cap stocks in general lagged their larger cap brethren for the fiscal year, your Fund outperformed primarily because of its strong growth bias. The Fund also benefited from outstanding sector positioning and stock selection, focusing on companies producing double-digit top line and bottom line growth rates trading at attractive valuations. We maintained an overweighting in the technology sector, reduced the portfolio's weighting in healthcare, but overweighted biotechnology stocks within this sector, and invested in the energy sector early, before oil prices rose in the spring of 1999.




                           Class A             Class B            Class II
                                           SEC                SEC
      Growth      Cumulative  Average Cumulative  Average Cumulative  Average
   Opportunities  Traditional Annual  Traditional Annual  Traditional Annual
       Fund         Return+   Return    Return+   Return    Return+   Return
    1 Year Return     52.42%   43.66%     51.24%   47.24%      N/A      N/A
    5 Year Return    159.37%   19.57%    150.12%   19.93%      N/A      N/A
    10 Year Return   251.58%   12.73%      N/A      N/A        N/A      N/A
    Since Inception* 467.31%   12.96%    123.71%   14.258    10.17%     N/A
                + Traditional returns do not include sales load
   * Inception Date - Class A; 01/28/87; Class B; 10/04/93; Class II; 2/02/99 Fund changed its fiscal year end from November 30 to September 30 as of
                               September 24, 1993.
       For the 12 month period ending September 30, 1999, SunAmerica Growth Opportunities Class A returned 52.42%, compared to 27.80% for the S&P 500
  Index and 37.21% for the Russell Mid Cap Growth Index. (Past performance is no guarantee of future results.)

SunAmerica Equity Funds
COMPARISON: PORTFOLIOS vs. INDEXES--(continued)





                                    [CHART]
               Small Company          NASDAQ             Russell 2000 Index
                          Growth Class A     Industrials Index
         9/89         9,425              10,000                   10,000
        11/89         8,709               9,776                    9,416
        11/90         6,047               8,549                    7,139
        11/91         9,194              12,946                    9,875
        11/92        11,428              15,471                   11,971
         9/93        14,351              17,127                   14,163
         9/94        13,240              17,070                   14,340
         9/95        19,860              23,312                   17,379
         9/96        23,702              26,306                   19,692
         9/97        28,642              32,662                   26,193
         9/98        21,480              24,601                   21,242
         9/99        32,866              38,508                   25,312

The Small Company Growth Fund significantly outperformed the Russell 2000 Index and its Lipper category average during the fiscal year. The Fund benefited most from its significant overweightings in the technology, energy, and biotechnology sectors.




                        Class A             Class B             Class II
   Small                        SEC                 SEC                 SEC
  Company         Cumulative  Average Cumulative  Average Cumulative  Average
  Growth          Traditional Annual  Traditional Annual  Traditional Annual
   Fund             Return+   Return    Return+   Return    Return+   Return
 1 Year Return       53.00%    44.21%   52.15%     48.15%  52.04%    49.52%
 5 Year Return      148.22%    18.53%  140.60%     19.00%     N/A       N/A
 10 Year Return     248.77%    12.64%      N/A        N/A     N/A       N/A
 Since Inception*   461.92%    14.06%  121.74%     14.15%  32.09%    17.57%
                                        Class Z
                        Small                        SEC
                       Company         Cumulative  Average
                       Growth          Traditional Annual
                        Fund             Return+   Return
                      1 Year Return     53.91%    53.91%
                      5 Year Return        N/A       N/A
                      10 Year Return       N/A       N/A
                     Since Inception*  38.99%    11.68%
                +Traditional returns do not include sales load.
    *Inception Date - Class A: 1/28/87; Class B: 9/24/93; Class II: 2/02/98;
                                Class Z: 10/07/96
    Fund changed its fiscal year end from December 31 to September 30 as of
                               September 24, 1993
   For the 12 month period ending September 30, 1999, SunAmerica Small Company Growth Class A returned 53.00% compared to 19.16% for the Russell 2000 Index.
              (Past performance is no guarantee to future results.)

SunAmerica Equity Funds
COMPARISON: PORTFOLIOS vs. INDEXES--(continued)





                                    [GRAPH]
                 Growth and Income  Growth and Income           S&P 500
                 Class A              Class B         (dividends reinvested)
       7/94           9,425               10,000                   10,000
       9/94           9,645               10,219                   10,489
       9/95          11,529               12,179                   13,610
       9/96          15,286               16,046                   16,377
       9/97          20,511               21,405                   23,003
       9/98          21,646               22,441                   25,085
       9/99          28,355               29,125                   32,058

The Growth and Income Fund notably outperformed both the S&P 500 Index and its Lipper category average for the twelve months ending September 30, 1999. Your Fund primarily benefited from a "barbell approach" to stock selection, balancing the portfolio's holdings between growth sectors, such as technology, and value sectors, such as energy and financial services. The Fund also benefited from a focus on dividend- paying companies. A 2.5% weighting in longer-duration U.S. Treasuries added to the portfolio early in the fiscal year also provided income and enhanced the overall yield of the Fund.



                         Class A            Class B             Class II           Class Z
                              SEC                SEC                SEC                  SEC
 Growth and    Cumulative  Average Cumulative Average Cumulative  Average  Cumulative  Average
    Income      Traditional Annual Traditional Annual  Traditional Annual  Traditional Annual
     Fund         Return+   Return   Return+   Return    Return+   Return    Return+   Return
 1 Year Return    30.99%    23.46%    30.23%   26.23%    30.25%    27.95%    31.69%    31.69%
  5 Year Return   193.97%    22.61%   185.99%   23.21%     N/A       N/A       N/A       N/A
  10 Year Return    N/A       N/A       N/A      N/A       N/A       N/A       N/A       N/A
 Since Inception 200.85%    21.96%  192.24%    22.65%    28.52%    15.64%    17.84%    11.90%

               + Traditional returns do not include sales load.
                              * Inception Date -
         Class A; 7/01/94; Class B; 7/06/94; Class II: 2/02/98; Class
                                  Z; 4/15/98
   For the 12 month period ending September 30, 1999, SunAmerica Growth and Income Class B returned 30.23%, compared to 27.80% for the S&P 500 Index.
             (Past performance is no guarantee of future results.)

SunAmerica Equity Funds
COMPARISON: PORTFOLIOS vs. INDEXES--(continued)

                                    [GRAPH]
              Dogs of      Dogs of       Dogs of      S&P 500       Wilshire
           Wall Street  Wall Street   Wall Street     Index        Large Cap
            Class A       Class B      Class II     (dividends    Value Index
                                                           reinvested)
    6/8/98     9,425        10,000        9,900         10,000        10,000
      6/98     9,199         9,752        9,654         10,170        10,049
      9/98     8,339         8,824        8,736          9,158         8,926
     12/98     9,418         9,957        9,857         11,109        10,157
      3/99     8,702         9,176        9,084         11,662        10,155
      6/99    10,051        10,585       10,480         12,484        10,951
      9/99     9,045         9,133        9,325         11,704         9,414

The "Dogs" of the Dow strategy offers a contrarian strategy in the current market environment. While growth investing was preferred over value investing during the Fund's annual period, the market is cyclical, and sectors that have fallen out of favor historically have returned to favor and provided solid returns. A glimpse of this was seen with the transition to value during the second calendar quarter of 1999. The "Dogs" of Wall Street Fund posted impressive quarterly performance, ranking in the top 5% of its category, according to Lipper Analytics. We continue to believe that, over the long term, every "Dog" will have its day.

                           Class A             Class B             Class II
                                 SEC                 SEC                 SEC
   "Dogs of        Cumulative  Average Cumulative  Average Cumulative  Average
  Wall Street      Traditional Annual  Traditional Annual  Traditional Annual
     Fund            Return+   Return    Return+   Return    Return+   Return
   1 Year Return        8.47%     2.23%    7.82%      3.82%   7.82%     5.74%
   5 Year Return          N/A       N/A      N/A        N/A     N/A       N/A
   Since Inception*    -4.03%    -7.36%   -4.86%     -6.82%  -4.86%    -5.23%
                +Traditional returns do not include sales load.
    *Inception Date - Class A: 6/08/98; Class B: 6/08/98; Class II: 6/08/98
   For the 12 month period ending September 30, 1999, SunAmerica "Dogs of Wall Street Class A returned 8.47%, Class B returned 7.82%, and Class II returned
 7.82% compated to 27.80% for the S&P 500 Index and 5.47% for the Wilshire Large
     Cap Value Index. (Past performance is no guarantee to future results.)

                                                                 ---------------
[LOGO] SunAmerica                                                   Bulk Rate
       Mutual Funds                                                U.S. Postage
                                                                      PAID
       The SunAmerica Center                                     Kansas City, MO
       733 Third Avenue                                          Permit No. 2891
       New York, NY 10017-3204                                   ---------------




Trustees
   S. James Coppersmith
   Samuel M. Eisenstat
   Stephen J. Gutman
   Peter A. Harbeck
   Sebastiano Sterpa

Officers
   Peter A. Harbeck, President
   Donna Calder, Vice President
   Brian Clifford, Vice President
   Francis D. Gannon, Vice President
   Nancy Kelly, Vice President
   Robert M. Zakem, Secretary
   Peter C. Sutton, Treasurer
   Peter E. Pisapia, Assistant Secretary
   Abbe P. Stein, Assistant Secretary
   John T. Genoy, Assistant Treasurer
   Donna M. Handel, Assistant Treasurer
   Cheryl L. Hawthorne, Assistant Treasurer


Investment Adviser
   SunAmerica Asset Management Corp.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Distributor
   SunAmerica Capital Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Shareholder Servicing Agent
   SunAmerica Fund Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Custodian and Transfer Agent
   State Street Bank and Trust Company
   P.O. Box 419572
   Kansas City, MO 64141-6572





This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Distributed by: SunAmerica Capital Services, Inc.
                AIG Member of American International Group, Inc.